EXHIBIT 13.1

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
19/11/2019	http://www.linkedin.com/posts/grantcardone_realestateinvesting-realesate-multifamilyinvesting-activity-6602654798242201600-9hnd	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603412386705666048	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603413031663779840	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603413221212770304	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603413397168025601	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603413681898344448	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603413993631596544	Jessica	Printed
22/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603695911111581696	Jessica	Printed
02/12/2019	http://www.linkedin.com/posts/grantcardone_cardonecapital-multifamilyinvesting-10xliving-activity-6607371281241251840-eS0V	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn%3Ali%3Aactivity%3A6607729241045942272/?actorCompanyId=27148871	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607746144636293120	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749011275292672	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749247670472704	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749271510892544	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749450045636608	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749557470146561	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749621181620224	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749882973302784	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749964699320320	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607749995913334785	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608762376105836545	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763010032943105	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763133530038272	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763368411066369	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763439148003328	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763624464928768	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608764313492615168	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608763010032943105	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608764691915292672	Jessica	Printed
12/12/2019	http://www.linkedin.com/posts/grantcardone_cardonecapital-multifamilyinvesting-10xliving-activity-6611013563630837760-cujn	Jessica	Printed
16/12/2019	http://www.linkedin.com/posts/grantcardone_cardonecapital-multifamilyinvesting-10xliving-activity-6612462618546364417-ojxo	Jessica	Printed
16/12/2019	http://www.linkedin.com/posts/grantcardone_this-month-alone-we-sent-out-1853-million-activity-6612472713414004736-bGs7	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473373496795136	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473572042563584	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473700690259968	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473861004943360	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473976230862850	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612473992349573121	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612474020103282688	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612474326845313024	Jessica	Printed
16/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6612474352237625345	Jessica	Printed
18/12/2019	http://www.linkedin.com/posts/grantcardone_wealthbuilding-realestateinvesting-grantcardone-activity-6613082658723418112-50KZ	Brian	Printed

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
05/11/2019	http://www.instagram.com/p/B4fIFoYJJg9/	Jessica	Printed
05/11/2019	http://www.instagram.com/p/B4frwkxJIFb/	Jessica	Printed
05/11/2019	http://www.instagram.com/p/B4gGHEqlLMH/	Jessica	Printed
06/11/2019	http://www.instagram.com/p/B4hs_V9p8uh/	Jessica	Printed
06/11/2019	http://www.instagram.com/p/B4iPjq2pvcn/	Jessica	Printed
07/11/2019	http://www.instagram.com/p/B4kflowJKhd/	Jessica	Printed
07/11/2019	http://www.instagram.com/p/B4lPq0opZxb/	Jessica	Printed
08/11/2019	http://www.instagram.com/p/B4nEU_mJFcX/	Jessica	Printed
08/11/2019	http://www.instagram.com/p/B4nuYGeJLgF/	Jessica	Printed
09/11/2019	http://www.instagram.com/p/B4qIzdKJeC1/	Jessica	Printed
11/11/2019	http://www.instagram.com/p/B4vQ6depVDB/	Jessica	Printed
12/11/2019	http://www.instagram.com/p/B4xaiY5JaMK/	Jessica	Printed
12/11/2019	http://www.instagram.com/p/B4xfBd7plPU/	Jessica	Printed
12/11/2019	http://www.instagram.com/p/B4yiUyRpgOo/	Jessica	Printed
13/11/2019	http://www.instagram.com/p/B40Kw66JTqf/	Jessica	Link not found
13/11/2019	http://www.instagram.com/p/B40nDdLpTno/	Jessica	Printed
14/11/2019	http://www.instagram.com/p/B42ZjGhpfYW/	Jessica	Link not found
14/11/2019	http://www.instagram.com/p/B428YCypoi1/	Jessica	Link not found
14/11/2019	http://www.instagram.com/p/B43Qt66Jt7V/	Jessica	Printed
15/11/2019	http://www.instagram.com/p/B45duy1pwc8/	Jessica	Printed
15/11/2019	http://www.instagram.com/p/B45vSEXJACN/	Jessica	Printed
16/11/2019	http://www.instagram.com/p/B48Fd1CJI0j/	Jessica	Printed
18/11/2019	http://www.instagram.com/p/B5A9FfKJ4vE/	Jessica	Printed
18/11/2019	http://www.instagram.com/p/B5BQVYTJXMu/	Jessica	Link not found
18/11/2019	http://www.instagram.com/p/B5BkPnypFTx/	Jessica	Printed
19/11/2019	http://www.instagram.com/p/B5DhTncpOcO/	Jessica	Printed
19/11/2019	http://www.instagram.com/p/B5D0o51DvTl/	Jessica	Printed
19/11/2019	http://www.instagram.com/p/B5EJLl9jEFt/	Jessica	Printed
20/11/2019	http://www.instagram.com/p/B5FxkMdp527/	Jessica	Printed
21/11/2019	http://www.instagram.com/p/B5IkT8gJSR_/	Jessica	Printed
21/11/2019	http://www.instagram.com/p/B5IxyGApXqh/	Jessica	Printed
22/11/2019	http://www.instagram.com/p/B5K-CI8pHP5/	Jessica	Printed
22/11/2019	http://www.instagram.com/p/B5L3cz4JAqX/	Jessica	Printed
25/11/2019	http://www.instagram.com/p/B5StoXlpuoQ/	Jessica	Printed
25/11/2019	http://www.instagram.com/p/B5TltaZpNBH/	Jessica	Printed
26/11/2019	http://www.instagram.com/p/B5V7Vecp2Yh/	Jessica	Printed
28/11/2019	http://www.instagram.com/p/B5becqjpoGz/	Jessica	Printed
29/11/2019	http://www.instagram.com/p/B5dcShTpDkp/	Jessica	Printed
02/12/2019	http://www.instagram.com/p/B5lFV_8JMIL/	Jessica	Printed
02/12/2019	http://www.instagram.com/p/B5lnbNCpMpU/	Jessica	Printed
03/12/2019	http://www.instagram.com/p/B5nVXeNpWNS/	Jessica	Printed
03/12/2019	http://www.instagram.com/p/B5n4E3zpAEp/	Jessica	Printed
03/12/2019	http://www.instagram.com/p/B5oMFtLJGEy/	Jessica	Printed
04/12/2019	http://www.instagram.com/p/B5qQXwfJf0u/	Jessica	Printed
04/12/2019	http://www.instagram.com/p/B5qttk0pbYy/	Jessica	Printed
05/12/2019	http://www.instagram.com/p/B5sb0j1J7ky/	Jessica	Printed
05/12/2019	http://www.instagram.com/p/B5st8mCp_Yh/	Jessica	Printed
05/12/2019	http://www.instagram.com/p/B5tVs7GpTfq/	Jessica	Printed
06/12/2019	http://www.instagram.com/p/B5u_l_KJWf-/	Jessica	Printed
06/12/2019	http://www.instagram.com/p/B5vm2Ogpt_F/	Jessica	Printed
06/12/2019	http://www.instagram.com/p/B5v53ZYJ1iY/	Jessica	Printed
09/12/2019	http://www.instagram.com/p/B52yjqAp2MM/	Jessica	Printed
09/12/2019	http://www.instagram.com/p/B53HBzWJhFa/	Jessica	Printed
09/12/2019	http://www.instagram.com/p/B53p1gmJp0b/	Jessica	Printed
10/12/2019	http://www.instagram.com/p/B55X0xXJ3g0/	Jessica	Printed
10/12/2019	http://www.instagram.com/p/B55ypckJJVj/	Jessica	Printed
10/12/2019	http://www.instagram.com/p/B56OdQupdTU/	Jessica	Printed
11/12/2019	http://www.instagram.com/p/B58T_jiJMg-/	Jessica	Link not found
11/12/2019	http://www.instagram.com/p/B58hebNJgpM/	Jessica	Printed
11/12/2019	http://www.instagram.com/p/B58ybmonbHe/	Jessica	Printed
12/12/2019	http://www.instagram.com/p/B5-d7-bnXUz/	Jessica	Printed
12/12/2019	http://www.instagram.com/p/B5-idNXpZXQ/	Jessica	Printed
12/12/2019	http://www.instagram.com/p/B5_QoZmJTv4/	Jessica	Printed
13/12/2019	http://www.instagram.com/p/B6A-RnrDstl/	Jessica	Printed
13/12/2019	http://www.instagram.com/p/B6BIT8iJUsk/	Jessica	Printed
13/12/2019	http://www.instagram.com/p/B6BZrwNHVV5/	Jessica	Link not found
17/12/2019	http://www.instagram.com/p/B6JqU2AoIf2/	Jessica	Printed
17/12/2019	http://www.instagram.com/p/B6Li9ikJOMU/	Jessica	Printed
18/12/2019	http://www.instagram.com/p/B6NmiK0pjg5/	Brian/Monica	Printed
18/12/2019	http://www.instagram.com/p/B6Oh873pEPE/	Brian/Monica	Printed
18/12/2019	http://www.instagram.com/p/B6QeiIfpU3I/	Brian/Monica	Printed
19/12/2019	http://www.instagram.com/p/B6Q1BCEJFxX/	Brian/Monica	Printed
19/12/2019	http://www.instagram.com/p/B6RW9HuJshX/	Brian/Monica	Printed
19/12/2019	http://www.instagram.com/p/B6TKBNcA_A_/	Brian/Monica	Printed
21/12/2019	http://www.instagram.com/p/B6WbedUJgfk/	Brian/Monica	Printed
23/12/2019	http://www.instagram.com/p/B6a_tQ6Jneu/	Brian/Monica	Printed
24/12/2019	http://www.instagram.com/p/B6bljmjJ2-t/	Brian/Monica	Printed
24/12/2019	http://www.instagram.com/p/B6dlxY9FdVL/	Brian/Monica	Printed
24/12/2019	http://www.instagram.com/p/B6eRQjejLLI/	Brian/Monica	Printed
25/12/2019	http://www.instagram.com/p/B6gvMCuFtBq/	Brian/Monica	Printed
25/12/2019	http://www.instagram.com/p/B6iX4e9peKC/	Ryan	Printed
26/12/2019	http://www.instagram.com/p/B6i1v0rpc-f/	Brian/Monica	Printed
27/12/2019	http://www.instagram.com/p/B6jWkgQJUL4/	Brian/Monica	Printed
27/12/2019	http://www.instagram.com/p/B6lNaeKpiUU/	Brian/Monica	Printed
28/12/2019	http://www.instagram.com/p/B6l9pxppDBO/	Brian/Monica	Printed
30/12/2019	http://www.instagram.com/p/B6qwLd6ppjG/	Ryan	Printed
30/12/2019	http://www.instagram.com/p/B6ts4qxlxiM/	Brian/Monica	Printed
31/12/2019	http://www.instagram.com/p/B6vneSoJqUY/	Brian/Monica	Printed
31/12/2019	http://www.instagram.com/p/B6vneSoJqUY/	Brian/Monica	Printed
31/12/2019	http://www.instagram.com/p/B6w3dAgntpy/	Brian/Monica	Printed
1-1-20	http://www.instagram.com/p/B6yUy23FYSm/	Brian/Monica	Printed
1-2-20	http://www.instagram.com/p/B6037g5phZf/	Brian/Monica	Printed
1-3-20	http://www.instagram.com/p/B63gB7SJcsp/	Brian/Monica	Printed
1-3-20	http://www.instagram.com/p/B63y0veJPr8/	Brian/Monica	Link not found
1-7-20	http://www.instagram.com/p/B6_HPz4JuS9/	Brian/Monica	Printed
1-7-20	http://www.instagram.com/p/B6_o6POpf1N/	Brian/Monica	Printed
1-8-20	http://www.instagram.com/p/B7B-KnWJxmu/	Brian/Monica	Printed
1-8-20	http://www.instagram.com/p/B7EL5yCJFo6/	Brian/Monica	Printed
1-9-20	http://www.instagram.com/p/B7Gpy2JJv-_/	Brian/Monica	Printed
1-11-20	http://www.instagram.com/p/B7KCwqIp9oY/	Brian/Monica	Printed
1-13-20	http://www.instagram.com/p/B7RgReRpH-N/	Brian/Monica	Printed
1-14-20	http://www.instagram.com/p/B7Tyjf8pPjQ/	Brian/Monica	Printed
1-16-20	http://www.instagram.com/p/B7WWP0gp_sg/	Brian/Monica	Printed
1-16-20	http://www.instagram.com/p/B7WvxhUpsXU/	Brian/Monica	Printed
1-16-20	http://www.instagram.com/p/B7YqFKDJT4m/	Brian/Monica	Printed
1-17-20	http://www.instagram.com/p/B7bRtw_pd_c/	Ryan	Printed
1-20-20	http://www.instagram.com/p/B7jC_LPJkDE/	Ryan	Printed
1-21-20	http://www.instagram.com/p/B7l0evUJrDD/	Brian/Monica	Printed
1-21-20	http://www.instagram.com/p/B7mBfkapFGK/	Brian/Monica	Printed

Anything posted since 1/21/2020 was a repost and therefore already had approval

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
05/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2647407561983109/?type=3&av=1530208987036311&eav=AfaXjzBu-tAfqIxUb6EBZzsOj7lN4nL60gx2HQ7O_qW1a-ZWtuWzGzKfZhwMs4bOt7KOhmBqUfdDhFzDx8yqoDe2&theater

		Jessica	Printed
05/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2648229345234264/?type=3&av=1530208987036311&eav=AfZ4eo4WAi33q0fxsb6fmk6kIHx2q1fEm9YW0otHItNHysOfoEIOei7q-p6FkzCtR_eV67dunTs2eqtz4iZ-V10Z&theater

		Jessica	Printed
06/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2649654911758374/?type=3&av=1530208987036311&eav=AfZ83d77eEGHaJbSxpdmuF9xCXw8LoE-atTkyE3rZeL9V5vSbMcSKf7E_JX_789IgujtnNWIbvwTZUPJ4uTL4uF4&theater

		Jessica	Printed
06/11/2019

http://business.facebook.com/cardonecapital/videos/488913448374430/?__xts__[0]=68.ARC1LZH2mQ5F2sKvDj8HMrh3LLVJcgObNqSgAzmtueaQrNF4CRDrYHghPN81BWNsi4NFcvYBrlU402X1CouQXko0BO9nVwK2qROtHco6OB8FS8TdLusb

R2sbuJfEQz1M1DpXbEJbuEJLA6v8RD-2lXbdqrMiCKoxCM0qTuS66ecJOo9Ehu4T5JkEAtdqNxSHOcdUAareItIMXR9TPlbyZcFbMbhnFm_sDb_46d7zVurwwwtd0gb2wuSHybfU-acbjmhdq9n-dpojN-A-4Vaew8CJNPLPgd7D_E0sxujtf9FPnC_4sGoz9awMme2EwKgn3CokwrBbIi1T7fwDzQ&__tn__=-R

		Jessica	Printed
07/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2651710058219526/?type=3&av=1530208987036311&eav=AfZ7CtIVYB5aLwXQh-ym2qlWustGeHsfwXWlA3PsqhoaiGryYdKSfcIThVcvcfVo6ZKGy2OCJf25N-FsBRvkMZSk&theater

		Jessica	Printed
07/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2652272371496628/?type=3&av=1530208987036311&eav=AfZfhvCkjUmN-E3T2uo2og8g-hcg8Pr5jPBFaedDz17wUf6C-BbmlAAhbdQN_moHxMlWQ3ItU3-8KG_f0eCUOSyG&theater

		Jessica	Printed
08/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2653830404674158/?type=3&av=1530208987036311&eav=AfZquxS5fU8P3fC-F5sxRZO8ZojR_h7abpH4e94-wk0nZG_XCNSym2EaIboSeTPHtGO7-tvxjE4nUXT043f-8v7a&theater

		Jessica	Printed
08/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2654426894614509/?type=3&av=1530208987036311&eav=AfY_SAkPh74oUd5xvIyyxMZZErOIx74JKO8Ji7RMzpdsukgUoCZ_MOJORxri-rsIUhJ07B665T6RDys9TvVbIcoP&theater

		Jessica	Printed
09/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2656406564416542/?type=3&av=1530208987036311&eav=AfZqkYsckFyKIuwVISbjxtztn3HlI6_Y_JswLwZRTMHZc91p6bq_V62o71hyB2GJZVmn-T2FYTX8p-O0f-cKpSMp&theater

		Jessica	Printed
10/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2658839950839870/?type=3&av=1530208987036311&eav=AfaGRwYK4uZbFtmb-NS-17dR_d8BZVvB8JVFLVaMgXB7CtDY6HwsdZDH_psWRy-PmMxKtXG_HHOkqKpjhpm4AHMh&theater

		Jessica	Printed
11/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2660251634032035/?type=3&av=1530208987036311&eav=AfYvZ-29pwTrr6PXxAawOopbffr9n3GH5K8XMP83nENCXTTWGj2y0GPVP4nTDHP63oCpPS00G8bes4FwNIhn1MC1&theater

		Jessica	Printed
11/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2660473820676483/?type=3&av=1530208987036311&eav=AfYeDfnNuqmruMQcQg8pIRlrxn3hickSP_SaSRVvh6PVJJVd5b8cUb4YPHVH_g8LYGl-KK--lqsgODb6cslWtuMS&theater

		Jessica	Printed
12/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2662735513783647/?type=3&av=1530208987036311&eav=AfbfngipU4pUc9G0AQv8HmZEXrY_6MUHkUOV59WCzVB7tiSlQnswQA0mY68nY-BaDOmHD-NFc8qBN5OA2LGCLn8Y&theater

		Jessica	Printed
12/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2663419797048552/?type=3&av=1530208987036311&eav=AfasgHApEs8ATIt5h8OfY-aElNL_kqRQM3TubNt_zvmxdgsNfVp7koYKqnjMt5eQayWNcQ-JK0BRwkj1NfsnSqII&theater

		Jessica	Printed
13/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2665493066841225/?type=3&theater	Jessica	Printed
14/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2666822726708259/?type=3&theater	Jessica	Printed
14/11/2019	http://business.facebook.com/cardonecapital/posts/2667430959980769?__tn__=-R	Jessica	Printed
15/11/2019	http://business.facebook.com/cardonecapital/posts/2667441036646428?__tn__=-R	Jessica	Printed
15/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2669787123078486/?type=3&theater	Jessica	Printed
16/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2671775049546360/?type=3&theater	Jessica	Printed
17/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2674347819289083/?type=3&theater	Jessica	Printed
18/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2675810189142846/?type=3&av=1530208987036311&eav=Afa4TuznFpjt07c-j4qM1PKt5n12HX_-D0CCJbTwVLi8ZtwRKbGrRZZGVbMUtyb_Xc6iIFJyvh_NlqPNlTdAe7Hq&theater

		Jessica	Printed
18/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2676224079101457/?type=3&theater	Jessica	Printed
19/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2678731405517391/?type=3&theater	Jessica	Printed
20/11/2019	http://business.facebook.com/cardonecapital/posts/2680906375299894?__tn__=-R	Jessica	Printed
21/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2683000155090516/?type=3&theater	Jessica	Printed
22/11/2019	http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2685311624859369/?type=3&theater	Jessica	Printed
23/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2687362681320930/?type=3&av=1530208987036311&eav=AfawdAiIMZJawJRMciwxDADrNAGnlJK4Szv9pDWhqQ1LsFQR6wb0FReEOOtzaKYoHpBayADVhC6MmOSEa8_vSwbQ&theater

		Jessica	Printed
24/11/2019

http://business.facebook.com/cardonecapital/videos/1157444431127386/?__xts__[0]=68.ARD11-jfjhLb3ifhllZ795GFCt1iBXD38-J-gQ5bYdaME-BtVbNXzSmJAklRkieRTbl-DRd-qPYCx1nzHnfK6iTsyekCEfEz8bGvLo64pO6_UYV4pQLHPkjxY97S1G26APqE8c67E9l2EZb9pXmW6hMFX0lB5dcqBAQYC07qK1bPiWWYQWNp34C8PuCXCDEfijf-aewh3lHg6aQiiFlA1uWer_AoFa6QQ2lhJYfHNtp0FgMH_4KbNJ8QGIAXhQonWIHkrnrywUnK-n18ZwTvXSo0tUu6jK1mHBl3j06spPNfmdEtHrfvHx5kHbNetIOEhSoORNuclUjaibUq9nwFN8eb0-6BhL5KrrnBSs17&__tn__=-R

		Jessica	Printed
25/11/2019

http://business.facebook.com/cardonecapital/posts/2691767337547131?__xts__[0]=68.ARA3tyA4gYebY16rhxDqROkl2hQxBZ_umqK26zaMKntpnOJ1A-p09MiF6-XhdHlateuZFd113c_2zP162hc01529Yqaq1RBqNRZw22OYdM4G1Mgc2bmuhy2NM8iRgSIntHvxcnGYEdN2kq65uKWcaEJfDzXD2olndj5YtcwMtEX_nmE9bIce2wlF-HI3fcnWTgX-bi0BN24chYNFXxNXXKDKW2C_tc0DyhVH9xst1IluG33G1T6w_nxUXqm7ujyWaGERQg0-RMOyHaOPV4TYH7G8xQ3y_LdFrLEFfjWe1KbyGD1tY9b5opRMrm1Gq4LVSS_DLD5xIIvqL4jtK8mpMEa0D3oE&__tn__=-R

		Jessica	Printed
26/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2694584420598756/?type=3&av=1530208987036311&eav=AfYKAwkN6X0r7a5NkbdHjZLhw-bsJzA1zA8HOnU3SGrBWSIDKXGJ5AI8ildY5SJZpSK54_GsYYNDxrU2DJtH78QG&theater

		Jessica	Printed
27/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2696839993706532/?type=3&av=1530208987036311&eav=AfZipSp8eu2gP2ZwKt6vEBqM93emxiUh3UaqRbIbEmkuYSYcJvYbAJ3tSYv12zCJj2UkEKAM2LuZVLGxBqS6JkXw&theater

		Jessica	Printed
28/11/2019

http://business.facebook.com/cardonecapital/videos/2461605024167062/?__xts__[0]=68.ARBYPd6JaRBkXrLdx9RMKwL7R8uZike528pvpqNe-g8p7Le_hyO5YjeX0h4edjn2YYIafSF6PR2RnVXceV9pPfowffo-TVolC_hhxVaAyh7ZJMbpu4LgISyfqpqa974p5rcWZ576WNStJBz-CkADFoR56RspK_IDs0qJCIdr8stOwAnOOQ55fIfuqJC7hIrUw55MRtScZDTpFB64ipimKmu6Ocnup1GWFG_MZPapyF_zaitJQjjjYNlyP5EM60t98raOL-Yw7nd5rdcRY_gPyIa0b8oBrlejMgBBL--sAC5u4m_dFmS0Agl4CYcVATMlcJtXXVKrRgYm1J6TlGmTeMi3kXTggH563UhUltdi&__tn__=-R

		Jessica	Printed
29/11/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2701132769943921/?type=3&av=1530208987036311&eav=AfY_JfeP4C97_Ki1xVSqLPo6GffcanFjVuRVcDHDDSLxfzMcaNFcHBhA1qGse61HlqrGwR5jlBJA8O4OxoIVpduC&theater

		Jessica	Printed
03/12/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2710484139008784/?type=3&av=1530208987036311&eav=Afb--LxGa4lLvNEp_-PqVx0tSmjXtEU1Ze3tWPIlNQD8zs1R0lfsuVt9hsT9wyRJLG7bWYwicsmILxKBYIhSZ6CQ&theater

		Jessica	Printed
04/12/2019

http://business.facebook.com/cardonecapital/videos/577917312974053/?__xts__[0]=68.ARBDQt58m2idr6D7pjJ3YpTg_a5363ot-52Grov-jt9PitnX-5-arIBGTlev_ZiFRQYf6F-iE4rGYqdWKkW9EAP-yu0cXDnMgpPUjP_Noppy6gzDM0kS3Jr17g9rtOyJiTZp65m-PX1OPk_IpgpmP6NGZD6zYK_yxk1Xnt7T9n1ikl4DdHRdP3wmDz460AFN0Xy4qfxExtB5m2EHv-XAuZydxKz5GjH3Gcov9JZj-AQ9dw34R2BUkbelY0HPGDipoySVFAIfMbcnQcWQyH6t5rmPTdAgDDtPWhLzH2mTSntXHc-GIAWbZh2aemXKuwlKYW4u128MPSBNK2U2fj1NsX7zpjfa4htPQX7Y5kFj&__tn__=-R

		Jessica	Printed
05/12/2019	http://business.facebook.com/cardonecapital/posts/2715056881884843?__tn__=-R	Jessica	Printed
06/12/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2717462688310929/?type=3&av=1530208987036311&eav=AfYtA2BaODIcJ9KAO8_JXvUbTyhMYpnd4bxxddR4Gt7Iv5P-4RtjkTJh9_iaDr7UOyrmAfwpsqnEq_a6ffB2g7yC&theater

		Jessica	Printed
08/12/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2722167431173788/?type=3&av=1530208987036311&eav=AfYWeJ1OV3xFM4_FWjVwlNlrN5unWaBgLpLxapgTYdiATKaUXASv1IjJjRrE96o_xm_HSYujIgI-VEdGZq9yFUw7&theater

		Jessica	Printed
09/12/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2724744604249404/?type=3&av=1530208987036311&eav=AfbXgPdtFmZupt1fdHJRsTlLp2ZCxmOBVXVuvjyN6SwvmpUymOA-lzF-FjIETZ9OkwjNOSPMzv77lT5wwkpPVY1Y&theater

		Jessica	Printed
11/12/2019

http://business.facebook.com/cardonecapital/posts/2729065110484020?__xts__%5B0%5D=68.ARA_onDxEFLRdHvY6D-oC47YMBqLriDs-Z45GLet-RJgr2JODYAscQiwJcd_deI2LUeFy55snXuXJNbX2QIxzXDvyYfsbsoAv-1FGpMOYhL6d7LXonZJc5ZP2HepsUB3isap9Ojox-rs5r4WTVaivc1GXD7VlVC9uK-Zlo2eAZnzV_j9-wBc-HEnDCHHOpvVsm3t8D5fbP1MqaNbHr9VzF1xjE5OpVS2_vSKq29zwzP2g_UpvldKSZtxkoRGiyXj1d09fPKztilQjGCAtQhbLIRoa_TquZ3yM4X2Tgt8oecBRKBv1w6-3GlpMEKM1wd1U9LIVb0xGujmmxnKOrvKmFyw9faG&__tn__=-R

		Jessica	Printed
13/12/2019

http://business.facebook.com/cardonecapital/photos/a.1594317567292119/2733464410044090/?type=3&av=1530208987036311&eav=AfZDhuOfDiRB99HlI1apPEg5rO1f_0USSS-kLPvIM8RM7xOz4ERHxM6ccp5i-R4gC5A0T9x7JJGjWzX06J-cpsqv&theater

		Jessica	Printed
	http://www.dropbox.com/sh/7y2gsldqyd96icf/AAAxC3POH8jleAl70jjNxtC6a?dl=0	Ryan	Printed

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
05/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/547872049336041/	Melissa
12/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/553377272118852/	Melissa
12/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/553557848767461/	Melissa
14/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/555166045273308/	Jessica
15/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/555989931857586/	Jessica
20/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/560126914777221/	Melissa
26/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/565065340950045/	Grant
27/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/565713024218610/	Grant
27/11/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/565998354190077/	Melissa
02/12/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/570204930436086/	Grant
10/12/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/577276813062231/	Jessica
13/12/2019	http://www.facebook.com/groups/cardonecapitalinvestors/permalink/580066822783230/	Melissa

Anything posted since 12/13/2019 was a repost and therefore already had approval

Date Published	File Name/URL	Posted By:	Reviewed by Compliance Officer	Date Reviewed
05/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6575769921966403584	Jessica	Printed
06/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6597981483732922368	Jessica	Printed
08/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6598704551405072384	Jessica	Printed
12/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6600120701246586880	Jessica	Printed
13/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6600442388802523136	Jessica	Printed
15/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6601227717079810048	Jessica	Printed
18/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6602314001990905856	Jessica	Printed
19/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6602646209767231488	Jessica	Printed
21/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603341516767322112	Jessica	Printed
22/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6603700110918512640	Jessica	Printed
25/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6604854839312699392	Jessica	Printed
26/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6605221949461327872	Jessica	Printed
29/11/2019	http://www.linkedin.com/feed/update/urn:li:activity:6605981686532489216	Jessica	Printed
02/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607349884859277312	Jessica	Printed
03/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6607728467817611264	Jessica	Printed
04/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608061645858107392	Jessica	Printed
05/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608405461848899584	Jessica	Printed
06/12/2019	http://www.linkedin.com/feed/update/urn:li:activity:6608758171567747072	Jessica	Printed

20/01/2020	Mailbox Money & Retirement	Ryan/Brian	http://www.dropbox.com/s/esn0ppf5ze2q5oo/Mailbox%20Money%20%26%20Retirement.pdf?dl=0	Printed
17/01/2020	Convert Your IRA To Real Estate	Ryan/Brian	http://www.dropbox.com/s/r5adowco71ankr5/Convert%20Your%20IRA%20To%20Real%20Estate.pdf?dl=0	Printed
16/01/2020	Great News (Existing Investors)	Ryan/Brian	http://www.dropbox.com/s/x9nkqsqjjo9ytmi/Great%20News%20%28Existing%20Investors%29%20.pdf?dl=0	Printed
16/01/2020	(Special Notice) You Should Know....	Ryan/Brian	http://www.dropbox.com/s/yqo1amlw902phxd/%28Special%20Notice%29%20You%20Should%20Know.pdf?dl=0	Printed
10/01/2020	$1.853 Million in Distributions Last Month Alone	Ryan/Brian	http://www.dropbox.com/s/1cse8x9i4l4sb6y/%241.853%20Million%20in%20Distributions%20Last%20Month%20Alone.pdf?dl=0	Printed
09/01/2020	Why this might be my best deal	Ryan/Brian	http://www.dropbox.com/s/7z2zky8umf5bt31/Why%20this%20might%20be%20my%20best%20deal%20.pdf?dl=0	Printed
06/01/2020	Coinvest with me today	Ryan/Brian	http://www.dropbox.com/s/2swlr4a88j03l1c/Coinvest%20with%20me%20today.pdf?dl=0	Printed
30/12/2019	Fox & Friends interview today	Ryan/Brian	http://www.dropbox.com/s/buaaa0qbef1pome/Fox%20%26%20Friends%20Interview%20Today%20.pdf?dl=0	Printed
29/12/2019	Could be my best cash flow deal to date *	Ryan/Brian	http://www.dropbox.com/s/7rnsrw1a2o43d2u/Could%20be%20my%20best%20cash%20flow%20deal%20to%20date%20%2A.pdf?dl=0	Printed
26/12/2019	Start 2020 With More Cash Flow	Ryan/Brian	http://www.dropbox.com/s/alasxf96y1jqf4e/Start%202020%20With%20More%20Cash%20Flow.pdf?dl=0	Printed
26/12/2019	Live Webinar w/Grant Cardone (New Deal)	Ryan/Brian	http://www.dropbox.com/s/5gueshc1bz3j12c/Screen%20Shot%202019-12-31%20at%202.08.11%20PM.jpg?dl=0	Printed
23/12/2019	Merry Christmas from Grant	Ryan/Brian	http://www.dropbox.com/s/wqptie1rqtd4jgk/Merry%20Christmas%20from%20Grant.pdf?dl=0	Printed
20/12/2019	The Final Countdown	Ryan/Brian	http://www.dropbox.com/s/tigtvpbloi3cxn4/The%20Final%20Countdown%20.pdf?dl=0	Printed
17/12/2019	Schedule A Call	Ryan/Brian	http://www.dropbox.com/s/ey2f2xwu0br3dma/Schedule%20A%20Call.pdf?dl=0	Printed
16/12/2019	$1.853 Million In Distributions (This Month)	Ryan/Brian	http://www.dropbox.com/s/yzusm15s9swnb7p/%241.853%20Million%20In%20Distributions%20%28This%20Month%29%20.pdf?dl=0	Printed
13/12/2019	Full Access (Download New Deal)	Ryan/Brian	http://www.dropbox.com/s/pf2naqmn2iwwxjd/Full%20Access%20%28Download%20New%20Deal%29%20.pdf?dl=0	Printed
10/12/2019	Final Countdown (New Deal)	Ryan/Brian	http://www.dropbox.com/s/6p02k1xacvdlei0/Final%20Countdown%20%28New%20Deal%29%20.pdf?dl=0	Printed
09/12/2019	How To Turn $6,000,000 into $17,000,000	Ryan/Brian	http://www.dropbox.com/s/tnmyn92kjddudcm/How%20To%20Turn%20%246%2C000%2C000%20into%20%2417%2C000%2C000.pdf?dl=0	Printed
06/12/2019	Private & Confidential	Ryan/Brian	http://www.dropbox.com/s/z3wdv7wf5nlzny4/Private%20%26%20Confidential%20.pdf?dl=0	Printed
06/12/2019	I'm only sending this to you because you're accredited	Ryan/Brian	http://www.dropbox.com/s/wp6j17qnfz7b7cu/I%27m%20only%20sending%20this%20to%20you%20because%20you%27re%20accredited.pdf?dl=0	Printed
06/12/2019	Free Multifamily Investment Book	Ryan/Brian	http://www.dropbox.com/s/x2fet10hyzfkps7/Free%20Multifamily%20Investment%20Book.pdf?dl=0	Printed
05/12/2019	Investor Of The Week	Ryan/Brian	http://www.dropbox.com/s/51nje33nud43ouv/Investor%20Of%20The%20Week.pdf?dl=0	Printed
04/12/2019	15.1% IRR* On My New Deal - Put Your IRA To Work....	Ryan/Brian	http://www.dropbox.com/s/lccj25b4knki88y/15.1%25%20IRR%2A%20On%20My%20New%20Deal%20-%20Put%20Your%20IRA%20To%20Work.....pdf?dl=0	Printed
03/12/2019	New Deal Next To Whole Foods	Ryan/Brian	http://www.dropbox.com/s/3q440degizbe9x8/New%20Deal%20Next%20To%20Whole%20Foods.pdf?dl=0	Printed
02/12/2019	My New Deal (Live Video)	Ryan/Brian	http://www.dropbox.com/s/3q440degizbe9x8/New%20Deal%20Next%20To%20Whole%20Foods.pdf?dl=0	Printed
27/11/2019	New Deal, 15.1% Target IRR*	Ryan/Brian	http://www.dropbox.com/s/ji8933jl4j7um5c/New%20Deal%2C%2015.1%25%20Target%20IRR%2A.pdf?dl=0	Printed
27/11/2019	RE: Preferred Investor	Ryan/Brian	http://www.dropbox.com/s/dvu5ipbzpmuo8ff/Fw-%20Preffered%20Investor.pdf?dl=0	Printed
26/11/2019	My new deal	Ryan/Brian	http://www.dropbox.com/s/ckkb6y204avvvjq/My%20new%20deal.pdf?dl=0	Printed
25/11/2019	The last deal oversubscribed......	Ryan/Brian	http://www.dropbox.com/s/b40x8fboofhuhg9/The%20last%20deal%20oversubscribed.......pdf?dl=0	Printed
21/11/2019	$63,597 In Passive Income.....	Ryan/Brian	http://www.dropbox.com/s/35h55s3qgu6bi14/%2463%2C597%20In%20Passive%20Income......pdf?dl=0	Printed
18/11/2019	${first_name}, You Missed It.	Ryan/Brian	http://www.dropbox.com/s/wfayszu861dyknf/%24%7Bfirst_name%7D%2C%20You%20Missed%20It..pdf?dl=0	Printed
15/11/2019	$1,690,543 | $1,662,087 | $1,393,718 | $1,405,073	Ryan/Brian	http://www.dropbox.com/s/v7ljjnitdsljb6c/%241%2C690%2C543%20%7C%20%241%2C662%2C087%20%7C%20%241%2C393%2C718%20%7C%20%241%2C405%2C073.pdf?dl=0	Printed
15/11/2019	The Last Day To Get Your Wire In.....	Ryan/Brian	http://www.dropbox.com/s/c3kcepnsf8n9jn5/The%20Last%20Day%20To%20Get%20Your%20Wire%20In......pdf?dl=0	Printed
14/11/2019	Text My Cell, Deal Closing	Ryan/Brian	http://www.dropbox.com/s/h4my64jf9lbtkqr/Text%20My%20Cell%2C%20Deal%20Closing.pdf?dl=0	Printed
13/11/2019	Re: Fox News/Grant Cardone	Ryan/Brian	http://www.dropbox.com/s/1lyn14ywdggqc7q/Screen%20Shot%202019-11-27%20at%204.12.33%20PM.jpg?dl=0	Printed
12/11/2019	${first_name}, What Happened?	Ryan/Brian	http://www.dropbox.com/s/utg3d33k93l4hy6/%24%7Bfirst_name%7D%2C%20What%20Happened%3F.pdf?dl=0	Printed
11/11/2019	${first_name}, Property Tour	Ryan/Brian	http://www.dropbox.com/s/77vanjl1a8q86j0/%24%7Bfirst_name%7D%2C%20Property%20Tour.pdf?dl=0	Printed
11/11/2019	1,966 Five Star Google Reviews	Ryan/Brian	http://www.dropbox.com/s/o9dt66t7v4xd1ee/1%2C966%20Five%20Star%20Google%20Reviews.pdf?dl=0	Printed
08/11/2019	${first_name}, Passive Income	Ryan/Brian	http://www.dropbox.com/s/8nups4w8cg8or37/%24%7Bfirst_name%7D%2C%20Passive%20Income.pdf?dl=0	Printed
07/11/2019	Fwd: Two Slots Left ($1 Million Each)	Ryan/Brian	http://www.dropbox.com/s/627z1yrng3opwu3/Screen%20Shot%202019-11-27%20at%204.18.41%20PM.jpg?dl=0	Printed
06/11/2019	How I Turned 6% Into 15%*	Ryan/Brian	http://www.dropbox.com/s/ea8cgsih40r83gu/How%20I%20Turned%206%25%20Into%2015%25%2A.pdf?dl=0	Printed
06/11/2019	Call or Text Now (Growth Conference 4 Tickets)	Ryan/Brian	http://www.dropbox.com/s/sz8iq2ajb8qsdzq/Call%20or%20Text%20Now%20%28Growth%20Conference%204%20Tickets%29.pdf?dl=0	Printed
05/11/2019	FWD: (Special Notice) You Should Know ....	Ryan/Brian	http://www.dropbox.com/s/9j00h5lt1d4qz8v/Screen%20Shot%202019-11-27%20at%204.22.24%20PM.jpg?dl=0	Printed
05/11/2019	Warren Buffett & Grant Cardone	Ryan/Brian	http://www.dropbox.com/s/wavv5jfm7jqcvw9/Screen%20Shot%202019-11-27%20at%204.23.29%20PM.jpg?dl=0	Printed

Cardone Capital
Published by Later [?] · November 1, 2019 ·

This is what your investment could look like over a 10 year period!

Through passive income and smart investing, you could be more than doubling your money. What are you doing with your savings now?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


CARDONE CAPITAL
EXAMPLE OF
$100K INVESTMENT
OVER 10 YEARS
$400K
$300K
$250K
$200K
$100K
2YRS
4YRS
6YRS
8YRS
10YRS

Cardone Capital
Published by Later [?] · November 1, 2019 ·

Owning real estate could increase your financial security for years to come!

#GrantCardone #CardoneCapital #RealEstate #MillionDollarListing

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


OWNING REAL ESTATE
IS A KEYSTONE OF WEALTH...
BOTH FINANCIAL AFFLUENCE
AND EMOTIONAL SECURITY
SUZE ORMAN
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 2, 2019 ·

Why Cardone Capital?

- The rental units are already built and rented out
- Units are located in desirable neighborhoods with creditworthy tenants
- Distributions are paid out on a monthly basis

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


BENEFITS OF
CARDONE
CAPITAL
REAL ESTATE
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 3, 2019 ·

Grant expects to get you a 15% rate of return. He gets here through an annual targeted 6% cash on cash return, paid monthly 🙌

The rest of the return is made up upon the sale of the assets!

Questions? Send us an email at invest@cardonecapital.com

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


CARDONE CAPITAL
WHAT IS THE
RETURN ON
INVESTMENT?

Cardone Capital

Published by Later [?] · November 4, 2019 ·

...

If they d

#Cardo

Cardone Capital

Messages 1

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FOR OU ... E MADE
TO YOU ... E YOU
PAY IS ... COME
OR NET ... ESTORS
AND NO
REPRES ... D
APPLIC ... ULE
251(D)(... N ON
INVEST ... OR.GOV.

For our ... Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


LANDLORDS
GROW RICH
IN THEIR
SLEEP
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 5, 2019 ·

Do you have some other form of income every month that you count on? Why not?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


CARDONE CAPITAL
I DON'T HAVE UP & DOWN DAYS
I INVEST IN REAL ESTATE
THAT PAYS ME EVERY MONTH.
GRANT CARDONE

Cardone Capital

Published by Later [?] · November 5, 2019 ·

Meet our investors, Matt and Loni! They just made their 10th investment with us and reached $2 Million! 🙌

Matt said, "Grant, you have built an empire on an extremely strong reputation and high ethical standards. That's why I knew I could trust you, and it's why I decided to partner with you."

Matt and Loni didn't start with $2 Million, but they did start.

#CardoneCapital #MultifamilyInvesting #10XLiving #investors #testimonialtuesday

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

Cardone Capital
Published by Grant Cardone [?] · November 6, 2019 ·

@grantcardone talking at The Real Deal's 6th annual Real Estate Showcase + Forum in Miami. Were you able to attend the event?

#TRDForum #TheRealDeal #CardoneCapital #MultifamilyInvesting #10XLiving #RealEstate

.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


Never miss a good
recession.
THE REAL DEAL
THE REAL DEAL
I buy everything from a builder

Cardone Capital
Published by Later [?] · November 6, 2019 ·

Passive income requires little to no effort to earn and maintain. Are you receiving passive income?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1


CARDONE
CAPITAL
90%
OF ALL MILLIONAIRES
BECOME SO THROUGH
OWNING REAL ESTATE
ANDREW CARNEGIE

Cardone Capital
Published by Later [?] · November 7, 2019 ·

The term of the fund is 7-10 years 👌

You want the fund to appreciate over the long term. The longer Grant is in the fund, the better chance he has of delivering you a strong return.

... See More


WHAT IS
THE AVERAGE
HOLD TIME?
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 8, 2019 ·

Our investors reach out to us directly! No middleman is involved in the transaction 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
HOW ARE WE
DIFFERENT?
Broker Dealer Fees with
CARDONE CAPITAL
0%
VS
Broker Dealer Fees with
COMPETITORS
10%

Cardone Capital
Published by Later [?] · November 9, 2019 ·

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CAN I INVEST
THROUGH
MY IRA?
YES!
INVESTMENT
RETIREMENT
ACCOUNT
CARDONE
CAPITAL

Cardone Capital

Published by Later [?] · November 10, 2019 ·

Owning something that pays you forever or owning something that depreciates in value 🤔

@grantcardone talking real estate at the 6th annual @therealdeal Real Estate Showcase + Forum

#TRDForum #TheRealDeal #CardoneCapital #MultifamilyInvesting #10XLiving #RealEstate... See More


"I WANT TO OWN PROPERTY THAT PAYS FOREVER."
GRANT CARDONE
CARDONE CAPITAL
THE REAL DEAL
SOUTH FLORIDA REAL ESTATE NEWS

Cardone Capital
Published by Later [?] · November 11, 2019 ·

Meet our investors, Jamie & Angela! This is their 8th investment with us and they just reached $4.3 Million

Jamie said: "I couldn't be happier with the results thus far. My checks come in like clockwork every single month."

Jamie & Angela didn't start with $4.3 Million, but they did start. Get started today. This is their 8th investment with us.

#CardoneCapital #MultifamilyInvesting #10XLiving #investors #testimonialtuesday

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

Cardone Capital
Published by Later [?] · November 11, 2019 ·

Which one will you be

#CardoneCapital #MultifamilyInvesting #10XLiving
.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
WEALTHY PEOPLE
INVEST FIRST & SPEND
WHAT'S LEFT.
BROKE PEOPLE
SPEND FIRST & INVEST
WHAT'S LEFT.

Cardone Capital
Published by Later [?] · November 12, 2019 ·

Do something your family will thank you for in decades to come

#CardoneCapital #MultifamilyInvesting #10XLiving

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1


CARDONE
CAPITAL
INVEST IN CASH FLOW PRODUCING
REAL ESTATE IN GREAT LOCATIONS
YOUR FAMILY WILL THANK YOU
FOR DECADES.
GRANT CARDONE

Cardone Capital
Published by Later · November 12, 2019 ·

If you still need more reasons give us a call! 👌

#CardoneCapital #MultifamilyInvesting #10XLiving

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can by accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1



CARDONE CAPITAL
5
reasons why
people are moving money from the stock market to
CardoneCapital.com
1 Capital Protection
2 Investing in Real Assets
3 Monthly Cash Flow
4 Future Appreciation
5 Tax Advantages

Cardone Capital

Published by Later [?] · November 13, 2019

Yes! That is what we anticipate and historically rents continue to grow

Even during recessions rent often continues to maintain its existing market rent or grow stronger. Everyone needs a place to live, irrespective to market conditions.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
WILL RENTS
CONTINUE
TO GROW?

Cardone Capital

Published by Grant Cardone [?] · November 14, 2019 ·

Last week, Grant spoke live at @therealdeal Real Estate Forum and Showcase.

Did you get the opportunity to hear him talk about real estate and staying ahead of the market?

#CardoneCapital #MultifamilyInvesting #10XLiving

.

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
DID YOU MISS
GRANT AT
THE REAL DEAL
YESTERDAY?

CARDONE CAPITAL

CARDONE CAPITAL

Cardone Capital

Published by Later [?] · November 14, 2019 ·

Don't wait to have regrets.

#CardoneCapital #MultifamilyInvesting #10XLiving

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
THE BIGGEST MISTAKES
I HAVE MADE IN REAL ESTATE ARE
NOT BUYING MORE & SELLING WHAT I HAD.
GRANT CARDONE

Cardone Capital
Published by Grant Cardone [?] · November 15, 2019 ·

Currently, we support personal investment accounts, joint accounts & certain entity accounts
(Trusts, Limited Liability Companies, Limited Partnerships, C Corporations & S Corporations)

Call us for more information!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
WHAT TYPE OF ACCOUNTS CAN I INVEST THROUGH?
CARDONE CAPITAL
PERSONAL INVESTMENT ACCOUNTS
CARDONE CAPITAL
JOINT INVESTMENT ACCOUNTS
CARDONE CAPITAL
CERTAIN ENTITY INVESTMENT ACCOUNTS

Cardone Capital
Published by Later [?] · November 15, 2019 ·

Is this true though?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


"I DON'T HAVE ENOUGH TO INVEST."
-MYTHS WE TELL OURSELVES
CARDONE CAPITAL

Cardone Capital
Published by Later [?] · November 16, 2019 ·

Continued cash flow over a gradual period of time will bring you the financial freedom you've been waiting for.

Don't take our word. Try it out!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
CASH FLOW
x UNITS
+ TIME
APPRECIATION
GRANT CARDONE

Cardone Capital
Published by Later [?] · November 17, 2019 ·

Start your week off right, learning about real estate investing with Grant!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


REAL ESTATE
INVESTING
MADE SIMPLE
LIVE STREAM
EVERY MONDAY // 12 PM/EST
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 18, 2019 ·

Do you keep your money or does it always seem to be gone before the next paycheck?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
"IT'S NOT HOW MUCH MONEY YOU MAKE,
BUT HOW MUCH MONEY YOU KEEP,
HOW HARD IT WORKS FOR YOU,
AND HOW MANY GENERATIONS YOU KEEP IT FOR."
ROBERT KIYOSAKI

Cardone Capital
Published by Later [?] · November 18, 2019 ·

Cardone Equity Fund V might just be the first of its kind to raise $50 million with a minimum US $5k investment!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
GUINNESS
WORLD RECORDS
CARDONE EQUITY
FUND
V
SUBMITTED FOR
FIRST $50 MILLION FUND
WITH A LOW INVESTMENT RATE

Cardone Capital
Published by Later [?] · November 19, 2019 ·

We do all of the work so that you do not have to!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


WE BUY
CARDONE CAPITAL
HOW IT WORKS
YOU INVEST
WE COLLLECT RENT
YOU GET PAID MONTHLY

Cardone Capital
Published by Later [?] · November 20, 2019 ·

If you didn't receive mailbox money, you should be asking yourself why not.

If you don't know what mailbox money is, we need to talk: 305-407-0276

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


THE REAL DEAL
CARDONE CAPITAL


CARDONE CAPITAL
10X

Cardone Capital
Published by Later [?] · November 21, 2019 ·

Passive income, tax benefits, cash flow... should we go on?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


WHY SHOULD
I INVEST?
CARDONE
CAPITAL

Cardone Capital
Published by Later [?] · November 22, 2019 ·

If you want to watch the cyclical market go up and down, invest in a REIT. If you want stability, appreciation & tax advantages, invest in a Cardone Capital fund.

A REIT is a piece of paper while real estate is the hard asset.

You get all the tax advantages & benefits a real estate investor would get, including a K1, as a partner in the deal.

Typically your cash distributions are not subject to federal income tax the way a REIT is.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



MULTIFAMILY INVESTING
VS
REIT
REAL ESTATE INVESTMENT TRUST
CARDONE CAPITAL

Cardone Capital
Published by Later [?] · November 23, 2019 ·

What are you doing to achieve the goals you have set out for yourself! 🤔

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
"REAL ESTATE INVESTING, EVEN ON A VERY SMALL SCALE, REMAINS A TRIED AND TRUE MEANS OF BUILDING AN INDIVIDUAL'S CASH FLOW AND WEALTH."
ROBERT KIYOSAK

Cardone Capital
Published by Later [?] · November 24, 2019 ·

Thinking about investing? @GrantCardone tells you how to invest in the stock market!
What are your opinions?

Every Monday at 12pm Grant gives you advice on investing in real estate, what to do and what not to do

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate #investing

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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


WHICH STOCKS
REAL ESTATE INVESTING
GRANT CARDONE
TO INVEST IN

Cardone Capital
Published by Later [?] · November 25, 2019 ·

Property highlight: Woodway Square in Houston Texas!

Here's a look at what you're actually investing in. This beautiful A class property has 507 total units, was built in 1992, acquired in 2018, has a dog park, 2 tennis courts, a volleyball court and jogging trails

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


WOODWAY
SQUARE
+2

Cardone Capital
Published by Later · November 26, 2019 ·

Meet our investors, Joe and Stephanie! They just received $63,597 in distributions investing with us! 🙌

What's stopping you?

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

Cardone Capital
Published by Later [?] · November 27, 2019 ·

Real Estate Investing for Everyday Investors! 🙌

Our real estate investing funds are created through real value and great assets. With over $1.4 Billion in assets under management and a total of 6,537 multifamily units, Cardone Capital has demonstrated over 30 years of disciplined philosophy focused on income producing housing in high growth markets.

#CardoneCapital #MultifamilyInvesting #10XLiving

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
WHAT IS
CARDONE
CAPITAL?

Cardone Capital
Published by Later [?] · November 28, 2019 ·

Why try to manage rentals on your own when Grant will do it all for you!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


LET GRANT WORK
PARTNER WITH GRANT CARDONE
10X
FOR YOU!

Cardone Capital
Published by Later [?] · November 29, 2019 ·

An idea: Earn more money by working less 🤔

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE CAPITAL
HOW DOES
CARDONE CAPITAL
WORK?
WE BUY
YOU INVEST
WE COLLECT RENT
YOU GET PAID

Cardone Capital
Published by Later [?] · December 3, 2019 ·

Meet our investor, Brian Godon! He just reached $1.5 million investing with us!

Brian started investing soon after his son convinced him to join in order to turn his cash into cash flow!

Don't wait!

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
CARDONE
CAPITAL
SATISFIED
INVESTORS
TEXT "INVEST"
TO (305) 407-0276

Cardone Capital
Published by Later [?] · December 4, 2019 ·

If you're looking to buy properties watch this video to avoid making these mistakes!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


DON'T MAKE
NUMBER TWO,
ONE UNIT IS TOO SMALL, TWO UNITS IS TOO SMALL
THESE MISTAKES

Cardone Capital
Published by Later [?] · December 5, 2019 ·

If you were wondering what it is that you are investing in, here is a look at one of our properties, 10X Living at Delray.

This stunning A class property has 346 total units, was built in 2017, acquired in 2018, has tennis courts, walking/jogging trail, heated spa 24/hr fitness center and more

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


10X LIVING
AT DELRAY
+2

Cardone Capital
Published by Later [?] · December 6, 2019 ·

Receive passive income that pays you monthly with a targeted 6% annual return and retire earlier than you expected!

Text: (305) 407-0276 to get invested today! 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
RETIRE EARLY
BY INVESTING
WITH GRANT
TEXT (305) 407-0276

Cardone Capital
Published by Later (?) · December 8, 2019 ·

Don't work harder, work smarter! Let your money work for you

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
"REAL ESTATE IS AN IMPERISHABLE ASSET, EVER INCREASING IN VALUE."
RUSSELL SAGE

Cardone Capital
Published by Later [?] · December 9, 2019 ·

If your cash is not gaining you regular passive income you might be working too hard.

Your money should be working for you so at some point you don't have to be working for it! 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


"Your cash must get invested into the marketplace where it can provide you with cash flow, not just cash."
Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 11, 2019 ·

Property highlight: Murano in Orlando Florida!

Take a look at the property you're investing in. This gorgeous multi-family is a class A property with 240 total units that was built in 2016 and acquired in 2018. It has a poolside covered pavilion featuring an outdoor tv and kitchen, internet cafe, coffee bar, fitness center and more

Let us know what you think of Murano in the comments below!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


MURANO
MURANO

Cardone Capital
Published by Later [?] · December 12, 2019 ·

This holiday season, don't just give a gift. Give someone you love a gift that doesn't stop giving 🙌🎁

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
GIVE THE
GIFT OF
INVESTING
TEXT (305) 407-0276

Cardone Capital
Published by Jessica Greaux [?] · December 14, 2019 ·

Stick and stay with @Grant Cardone by become a long term investor in real assets!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



REAL ESTATE INVESTING WITH GRANT CARDONE
MONDAYS
LIVE ON
YouTube
12 NOON
BROUGHT TO YOU BY
CARDONE CAPITAL

Cardone Capital
Published by Later (?) · December 14, 2019 ·

If you invest with us you can be sure to receive a check every 15th of the month! 💰🙌

Who's getting paid by Grant this month?

#CardoneCapital #MultifamilyInvesting #realestateinvesting #mailboxmoney #distributionday

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


DISTRIBUTION
DAY!

Cardone Capital
Published by Later [?] · December 16, 2019 ·

Our last non-accredited fund, Cardone Equity Fund V, was oversubscribed in less than 10 months and made us the first to raise US $50 million in crowdfunding via social media!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


Cardone Equity Fund V set a record when it was the first ever to raise $50 million via Reg. A+ (utilizing crowdfunding).
10X LIVING
STELLA AT RIVERSTONE
+3
10X LIVING

Cardone Capital
Published by Brian Robb [?] · December 17, 2019 ·

Meet our investor, Justin Goff! Justin and Meghan have a total of $137K invested in funds V & VI! 🙌

Justin said, "Our family invests with Cardone Capital because we believe in Grant's vision. His experience and success allow us to invest with confidence while receiving monthly cashflow and not taking us away from our successful network marketing business!"

Why wait?! ✌️❤️🏢

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

CARDONE CAPITAL


INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

Cardone Capital
Published by Later · December 18, 2019 ·

Property highlight: Reserve at Ormond Beach in Ormond Beach Florida!

This is one of our first properties, a part of Cardone Equity Fund II. This spacious multi-family was built in 2003, acquired in 2016 and has 272 total units. It has a resort style pool, an elegant clubhouse, fitness studio and more

What do you think? Comment below!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


RESERVE

Cardone Capital
Published by cardonecapitalofficial [?] · December 18, 2019 ·

Property highlight: Reserve at Ormond Beach in Ormond Beach Florida!

This is one of our first properties, a part of Cardone Equity Fund II. This spacious multi-family was built in 2003, acquired in 2016 and has 272 total units. It has a resort style pool, an elegant clubhouse, fitness studio and more

What do you think? Comment below!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


RESERVE

Cardone Capital
Published by cardonecapitalofficial [?] · December 19, 2019 ·

The most interesting real estate investor in the world. 🌎 👌 😎 💵 🙌

#realestatelife #followforfollowback #grantcardone #elenacardone #ryantseko #cardonecapital #investing #investor #mostinterestingmanintheworld

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-

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1


"I don't buy every
real estate deal,
but when I do
I know it'll be
cash flowing."
-Grant Cardone
CARDONE
THE MOST INTERESTING
REAL ESTATE INVESTOR IN THE WORLD.

Cardone Capital
Published by cardonecapitalofficial [?] · December 19, 2019 ·

10X your life and don't miss out on this deal!

Text 305.407.0276 and get your money in today!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
"Columbia Town Center
is closing this Friday."
Grant Cardone
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 19, 2019 ·

7 Ways to Build Wealth in Real Estate!

The reason I created Cardone Capital was to allow everyday investors the opportunity to take advantage of all 7 ways to build wealth.

Here they are:

1. Tax Benefits (pay no taxes on cash flow.)
2. Loan amortization - Reduce debt with rental income.
3. Cash Flow - We pay 50X greater than banks.
4. Leverage -Every $1M buys $4 million in real estate
5. Forced Appreciation through rental increases.
6. The Exit No Exit strategy - Owning RE with no cash.
7. Ability to scale - Imagine increasing rent $50 over 8000 units and you will understand scaling wealth.

Want to invest in real estate but don't have time to do it:
Accredited investors with 100K liquid TEXT: 305-407-0276
Non-Accredited investors - go to CardoneCapital.com

#passiveincome #realestate #multifamilyinvesting #investinrealestate #realestateinvesting

.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


TEXT (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · December 19, 2019 ·

Text ROCKET to (305) 407-0276

#rocketship #cardonecapital #grantcardone #realestatelife #realestateinvesting #10xrule #followforfollowback

-
-
-
-

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1


CARDONE CAPITAL
"LET'S TAKE YOUR RETIREMENT MONEY INTO ORBIT."
-Grant Cardone
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 20, 2019 ·

Compound interest will
Compound interest is the addition of interest to the principal sum of a loan or deposit, or in other words, interest on interest. It is the result of reinvesting interest, rather than paying it out, so that interest in the next period is then earned on the principal sum plus previously accumulated interest.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

THE 8TH WONDER


REAL ESTATE INVESTING
GRANT CARDONE
CARDONE

OF THE WORLD

Cardone Capital

Published by cardonecapitalofficial [?] · December 20, 2019 ·

Higher Investment Plateau with GC 👍

Text PLATEAU to (305) 407-0276

#investing #crowdfunding #realestateinvestor #investment #cardonecapital #grantcardone #10xrule #realestatelife #realestate #multifamilyinvesting #cbre #colliersinternational #jll #cushwake #therealdeal

-

-

-

-

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


"REACH A
HIGHER INVESTMENT
PLATEAU WITH
CARDONE CAPITAL."
-GRANT CARDONE
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 21, 2019 ·

Are you ready to start playing by the wealthy rules!

Wealthy people invest their money and make it generate more income for them. If you're not playing by these rules you should be!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


"If you don't play by the wealthy rules, you're not going to benefit from the economy regardless of how good it is."
Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 22, 2019 ·

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


10X LIVING
AT DELRAY

Cardone Capital
Published by cardonecapitalofficial [?] · December 23, 2019

Maybe I should change GC to GQ?

Text "GQ" to (305) 407-0276.

#cardonecapital #grantcardone #realestatelife #realestateinvesting #realestateinvestor #invest #investment #investing #followforfollowback #follow4followback

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com


SUCCESS
MAKE MORE MONEY in 2020
"$1.5B AUM &
7,068 UNITS
LATER,
MAKING
MAGAZINE
COVERS."
-Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · December 23, 2019 ·

Text 2024 to (305) 407-0276 and invest today ✌

#election2020 #president #presidenttrump #grantcardone #cardonecapital #invest #investor #investing #realestate #realestateinvesting #politics

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
2024
MAKE REAL ESTATE
INVESTING GREAT AGAIN!

Cardone Capital
Published by Later [?] · December 23, 2019 ·

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.
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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

WHAT DID YOU



> CONTRACT
WORKBOOK
REAL ESTATE
HOME STUDY COURSE

INVEST IN? 😱

Cardone Capital
Published by Later [?] · December 24, 2019 ·

Do something you will thank yourself for in the new year!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV. For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
INVEST
WITH ME THIS
HOLIDAY SEASON
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 26, 2019 ·

Property highlight: Reserve at Port St. Lucie in Port St. Lucie, FL!

Another one of the first properties we acquire. This A class multi-family was built in 1997, acquired in 2016 and has 188 total units. It has nine, three-story buildings, a clubhouse, is bordered by a canal and more

What do you think? Comment below!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


RESERVE
+2

Cardone Capital
Published by cardonecapitalofficial [?] · December 26, 2019 ·

When it comes to Multifamily Investments.....

I'm #1.

.
.
.

#firstplace #followforfollowback #cardonecapital #grantcardone #invest #investing #investor #realestate #realestateinvestor #realestateinvesting #trackandfield #olympics #sports #nike #justdoit #usainbolt #usa #jamaica #thebest #fast #fastest

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


WHEN IT COMES
TO INVESTING....
IT'S IMPORTANT
TO ALWAYS BE FIRST.

Cardone Capital

Published by Grant Cardone [?] · December 26, 2019 ·

Text LOL to (305) 407-0276.

#cardonecapital #grantcardone #invest #investing #investment #realestate #realestateinvesting #realestateinvestment #10x

.

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

Instagram

The link to this photo has been taken down
because it gives brilliant investment advice.

For more information
TEXT or CALL (305) 407-0276

Visit: CardoneCapital.com

Cardone Capital
Published by cardonecapitalofficial [?] · December 27, 2019 ·

The new investment renaissance has begun.

Text "ROME" to (305) 407-0276.

#rome #fontanaditrevi #italy #rennaissance #statue #cardonecapital #grantcardone #multifamilyinvesting #investing #investor #investment #realestatelife #realestate #colosseum #michaelangelo #davinci #pasta #pizza #ferrari

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


THE NEW INVESTMENT
RENAISSANCE HAS BEGUN

Cardone Capital

Published by cardonecapitalofficial [?] · December 27, 2019 ·

Do you know what you're investing in?

#CardoneCapital #MultifamilyInvesting #grantcardone #elenacardone #realestateinvesting #realestate #investment #realestatelife #investor #10xrule #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


WHAT DID YOU
INVEST IN?

Cardone Capital
Published by Later [?] · December 27, 2019

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


"I would say that
the outlook on
real estate is strong...
there's a growing
demand for rental
properties in the
state of Florida."
Don Peebles
CARDONE
CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by Later [?] · December 30, 2019 ·

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


GROW YOUR MONEY
WITH CARDONE CAPITAL
YEAR 10
YEAR 8
YEAR 6
YEAR 4
YEAR 2
YEAR 1
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by Later · December 31, 2019

Property highlight: Integra Shores in Daytona Beach, FL!

Take a look at this vibrant multi-family from one of our first deals. It is an A class property with 288 total units that was built in 2009 and acquired in 2012. It has an outside summer kitchen, tanning studio, recreation room and more

Tell us what you think of Integra Shores below!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


INTEGRA
SHORES
+2

Cardone Capital
Published by cardonecapitalofficial [?] · December 31, 2019 ·

Text "CASH FLOW" to (305) 407-0276.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #cashflow #tesla #teslatruck #alberteinstein #2020 #money

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CASH FLOW
FROM DAY 1
CARDONE
CAPITAL
REAL
ESTATE
INVESTING
GRANT CARDONE

Cardone Capital
Published by cardonecapitalofficial [?] · January 2 ·

The big five

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #realestateinvestor #cashflow #capitalpreservation #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

THE BIG
FIVE REASONS


5 Reasons people invest in Real Estate
① CASH flow 52%
② Appreciation -16%
③ TAX ADVANTAGES
④ CAPITAL PRESERVATION

Cardone Capital
Published by cardonecapitalofficial [?] · January 3 ·

Start 2020 off right with one of my best deals to date.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #spotlight #cashflow #capitalpreservation #investmenting #singlefamily #multifamily #columbia #maryland

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


TEXT (305) 407-0276
"MAKE SURE YOU'RE IN THIS DEAL IN 2020."
-GRANT CARDONE
CARDONE CAPITAL

Cardone Capital

Published by cardonecapitalofficial [?] · January 3 ·

All real estate investments are not equal.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #spotlight #cashflow #capitalpreservation #investing #singlefamily #multifamily #residential #commercial #apartments

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


REAL ESTATE INVESTING
SIMPLIFIED
SINGLE-FAMILY
MULTI-FAMILY
VS
High Risk of Vacancy
Number of Units Reduces Vacancy Risk
Income Limited
Income Potential
Limited Appreciation
Appreciation Multiplier
Attracts Single Buyers
Attracts Investors
CARDONE CAPITAL
TEXT (305) 407-0275

Cardone Capital
Published by cardonecapitalofficial [?] · January 6 ·

Be Inspired
-GC

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #inspiration #motivation #positivity #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


"Just so you understand, my entire life I have been helping people. My purpose and mission is to help people."
-GRANT CARDONE
TEXT (305) 407-0276
CARDONE CAPITAL

Cardone Capital
Published by cardonecapitalofficial [?] · January 6 ·

Skip the Tylenol and call Grant Cardone today at (305) 407-0276.

#CardoneCapital #MultifamilyInvesting #grantcardone #elenacardone #realestateinvesting #realestate #investment #realestatelife #investor #10xrule #headache #headacherelief #tylenol #advil #stress #stressrelief #landlord #cashflow

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

LET ME DO THE WORK

FORGET THE HEADACHES


REAL ESTATE INVESTING
GRANT CARDONE
CARDONE

Cardone Capital
Published by cardonecapitalofficial [?] · January 7 ·

Be the change you wish to see in the world.
-
-
-
-
-
#inspiration #motivation #positivevibes #positivity #positivevibesonly #positivethoughts #positiveenergy #lawofattraction #leadership #gamechanger #cardonecapital #grantcardone #politics #political #president #wealth #money #multifamily #multifamilyinvesting #commercialrealestate #realestate #realestatelife #therealdeal #cbre #jll #colliers #cushwake #obama #donaldtrump #kennedy

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
2024
CARDONE
2024

Cardone Capital
Published by cardonecapitalofficial [?] · January 8 ·

Use cash flow to purchase luxury items.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #ferrari #lamborghini #investing #cashflow #luxury #luxuries

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


HOW TO BUY
LUXURIES
WHAT MOST PEOPLE DO
EARNED INCOME
USE EARNED INCOME TO BUY LUXURIES
WHAT WEALTHY PEOPLE DO
EARNED INCOME
INVEST IN REAL ESTATE
USE CASH FLOW TO BUY LUXURIES
CARDONE CAPITAL
TEXT (305) 407-02

Cardone Capital
Published by cardonecapitalofficial [?] · January 9 ·

Why this might be my best deal....

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #columbia #maryland #realestatedeals #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


WHAT MAKES A GREAT
REAL ESTATE INVESTMENT?
CASH FLOW
LOCATION
VALUE ADD OPPORTUNITY
BOUGHT BELOW REPLACEMENT COST
SCALE - SIZE MATTERS
NEXT BUYER IS AN INSTITUTION
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · January 10 ·

Don't get sucked into single family investments.

Instead.....

Call Grant Cardone and get invested today.

.

.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #cashflow

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
TEXT (305) 407-0376

Cardone Capital
Published by cardonecapitalofficial [?] · January 13 ·

Multifamily investments
.
.
.
#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #quoteoftheday #cashflow #motivationalquotes

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


"If you don't play by the wealthy rules, you're not going to benefit from the economy regardless of how good it is."
Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · January 14 ·

Cardone Capital = Cash Flow

.
.
.
#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #cashflow #videooftheday #wealth #money #capital #bank #currency #gold #luxury #diamonds #platinum #silver #ruby

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


THE VALUE OF
CASH FLOW

Cardone Capital

Published by Grant Cardone [?] · January 15 ·

Retirement accounts & 401K

CardoneCapital.com/call

.

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



Cardone Capital
Published by cardonecapitalofficial [?] · January 15 ·

The future of deals is coming soon.

.

.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #virtualreality #vr #google #vrglasses #cashflow #future #futuristic #videogames #modern

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
10X

Cardone Capital
Published by Grant Cardone [?] · January 15 ·

Positive Cash Flow = Positive Mind Set

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #quoteoftheday #cashflow #motivationalquotes #positivevibes #positive #positivequotes #quoteoftheday

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


TEXT (305) 407-0276
"I'm a firm believer if you go there in the mind **you will go there in real life**."
-GRANT CARDONE
CARDONE CAPITAL

Cardone Capital
Published by Grant Cardone [?] · January 16 ·

Investor of the week: Russ Yeager: Total amount invested $450k

"My name is Russ Yeager and I help men and women get in the best shape of their lives. I decided to invest with Cardone Capital because 1) Grant has been successfully investing in multifamily and only multifamily for over 30 years, 2) Grant is purchasing massive high-quality assets, 3) I don't know anyone more committed to ensuring that the investments will be successful than Grant. I feel my investment is safe and appreciate Cardone Capital providing some financial security and freedom for me and my family!"

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #cashflow #investor #investoroftheweek

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

Cardone Capital

Published by cardonecapitalofficial [?] · January 21 ·

Time does not wait, reach out about our new deal.

.

.

#CardoneCapital #motivation #success #quoteoftheday #entrepreneur #motivationalquotes #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
Your greatness
is limited only by
the investments
you make in yourself."
-GRANT CARDONE
INVEST IN CARDONE CAPITAL TODAY!

Cardone Capital
Published by cardonecapitalofficial [?] · January 21 ·

Meet our investor Jeremy Miller! $97,800 invested ($75K as an individual, $22,800 in IRA funds)

"Investing with Cardone Capital was about taking ownership to be an All-Star in the life arena of our finances, maximizing our cash flow, and ultimately, making our money work optimally for us. This was about financial freedom and security in also knowing that Grant Cardone makes smart, calculated, and wise decisions in real estate."

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #cashflow #investoroftheweek #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · January 22 ·

This is the value of extensive experience.

.

.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #videooftheday #cashflow #investing #videoviral

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


35 YEARS
OF
MULTIFAMILY INVESTMENTS
INVESTING
with GRANT CARDONE
305.865.8668
103
668
834k
759k
HOME STUDY COURSE
REAL ESTATE

Cardone Capital
Published by Grant Cardone [?] · January 22 ·

Invest in real assets.

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


4 FT

Cardone Capital
Published by Grant Cardone [?] · January 22 ·

Invest in real assets.

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



Cardone Capital
Published by Grant Cardone [?] · January 22 ·

Invest in real assets.

.
.
.
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



Cardone Capital
Published by cardonecapitalofficial [?] · January 23 ·

Do you really know what your bank is paying you?

.

.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #videooftheday #cashflow #investing #videoviral

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


WHAT'S YOUR
BANK PAYING?

Cardone Capital
Published by cardonecapitalofficial [?] · January 28 ·

All closed and acquired in 2019.

.

.

#CardoneCapital #motivation #success #videoftheday #entrepreneur #instagramvideo #instagram #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife #closedeals

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


CARDONE
10X
LIVING
10X LIVING
AT SAWGRASS
501 UNITS
CLOSED

Cardone Capital
Published by cardonecapitalofficial [?] · January 28 ·

Don't worry, be happy with your investments.

.

.

#CardoneCapital #motivation #success #videoftheday #entrepreneur #instagramvideo #instagram #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


DON'T MAKE INVESTMENTS
YOU HAVE TO
WORRY ABOUT
REAL ESTATE INVESTING
10X

Cardone Capital

Published by cardonecapitalofficial [?] · January 29 ·

Text us today for more information.
(305) 407-0276

.

.

#CardoneCapital #investmentproperty #success #realestatecatalogue #entrepreneur #catalog #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1



Cardone Capital
Published by cardonecapitalofficial [?] · January 29 ·

Warning! ⚠️

.

.

#CardoneCapital #motivation #success #videoftheday #entrepreneur #instagramvideo #instagram #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


WARNING!
OF UNITS
REAL ESTATE INVESTING
with GRANT CARDONE
CARDONE UNIVERSITY

Cardone Capital
Published by cardonecapitalofficial [?] · January 29 ·

Text us today for more information.
(305) 407-0276

.

.

#CardoneCapital #investmentproperty #success #realestatecatalogue #entrepreneur #catalog #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


INVESTOR
PROSPECTUS

Cardone Capital

Published by cardonecapitalofficial [?] · January 29 ·

Text us today for more information.
(305) 407-0276

.

.

#CardoneCapital #investmentproperty #success #realestatecatalogue #entrepreneur #catalog #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1



Cardone Capital
Published by cardonecapitalofficial [?] · January 30 ·

Text us today for more information.
(305) 407-0276.

.

.

#CardoneCapital #investmentproperty #success #realestatecatalogue #entrepreneur #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #ira #irs #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


CARDONE CAPITAL
IRS RULES
HAVE CHANGED
TEXT (305) 407-0276

Cardone Capital
Published by cardonecapitalofficial [?] · January 30 ·

Introducing our newest deal: The Retreat at PCB!
.
.
#cardonecapital #panamacitybeach #resort #resortstyle #resortstyleliving #grantcardone #MultifamilyInvesting #10x #realestateinvesting #realestate #commercialrealestate #multifamilyinvesting #moneymindset #businessminded #moneyinvestment

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



Cardone Capital
Published by cardonecapitalofficial [?] · January 30 ·

Introducing our newest deal: The Retreat at PCB!

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#cardonecapital #panamacitybeach #resort #resortstyle #resortstyleliving #grantcardone #MultifamilyInvesting #10x #realestateinvesting #realestate #commercialrealestate #multifamilyinvesting #moneymindset #businessminded #moneyinvestment

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



Cardone Capital
Published by cardonecapitalofficial [?] · January 30 ·

Introducing our newest deal: The Retreat at PCB!

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.

#cardonecapital #panamacitybeach #resort #resortstyle #resortstyleliving #grantcardone #MultifamilyInvesting #10x #realestateinvesting #realestate #commercialrealestate #multifamilyinvesting #moneymindset #businessminded #moneyinvestment

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



Cardone Capital

Published by cardonecapitalofficial [?] · January 31 ·

Our New Deal

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#CardoneCapital #investmentproperty #success #realestatecatalogue #entrepreneur #catalog #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1


THE RETREAT
AT PCB
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	18.85%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

3:26 PM Fri Mar 13 3%

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Posted by Grant Cardone • 9/6/19

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5 reasons why people are removing money from the stock market into CardoneCapital.com:
1) Captial Protection
2) Real Assets
3) Monthly Cash Flow
4) Future Appreciation
5) Tax Advantages

#investinrealestate #passiveincome #investmentrealestate

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Cardone Capital - Real Estate Investing For Everyday Investors
cardonecapital.com

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Fund 5 is closing!

You currently have the ability to fund your account online within the Cardone Capital portal. If you are in the process, complete it by this weekend. Next Friday will be the cutoff.

The fund is oversubscribed, do NOT be the one that misses out on this opportunity.

Please remember we are accepting subscriptions on a first come first serve basis.

TEXT Fund is Closing to: (305) 407-0276.

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CardoneCapital.com and **Grant Cardone** are continuously expanding and growing our multi-family real estate!

We now have $180M in new acquisitions!

#CardoneCapital #multifamilyinvesting #investinrealestate #InvestwithCardone #grantcardone

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IONA LAKES
CLOSED
FORT MYERS, FL
10X LIVING
AT BREAKFAST POINT
CLOSED
PANAMA CITY BEACH, FL
VANTAGE
UNDER CONTRACT

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Posted by Grant Cardone • 9/10/19

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Bonus Property: 10X Living at Breakfast Point!

Get your funds in now while Fund V is still open. Only a few more days left before we close it out.

Target IRR: 15%

#multifamilyinvestments #cardonecapital #10XLiving #realestate

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If you are still thinking of investing, make sure to send in your money prior to Fund V closing! 🙌

You will be part of Five properties consisting of 2,014 units with a total value of $473.8 million 💰

The fund is closing soon and will NOT reopen. Online funding closes This Friday!

#grantcardone #cardonecapital #investwithcardone #multifamilyinvesting

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CARDONE
CAPITAL
FUND
V
CLOSING SOON!

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Initially we were closing the online payment option on Friday evening, but we will now CLOSE it THIS evening.

Five Properties, 2,014 units and $480 Million worth of deals that you will be a part of.

That brings the total portfolio to 6,249 units with a total value of over $1.3 Billion.

Partnering with me, you get the benefits of investing in real estate without managing all of the hassles.

TEXT Fund V Closing to (305) 407-0276.

Please make sure you include your first, last name along with the amount you're looking to invest.

#investinrealestate #CardoneCapital #multifamilyinvesting

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CARDONE
CAPITAL
Invest now!

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Fund V is coming to a close!

If you would still like to be considered for this fund apply within the next few hours!

Once this fund closes it will NOT reopen. Do not miss your opportunity!

#multifamilyinvesting #cardonecapital #investinrealestate

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CARDONE CAPITAL
FUND V
CLOSING!
SWIPE
FOR MORE
CARDONE CAPITAL
TEXT
'WAITING LIST
TO
(305)-407-027
TO BE CONSIDERED
FOR THIS FUND
V FUND

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How can we help you to invest?
Let us know what questions you might have.

#multifamilyinvesting #cardonecapital #10xliving

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CARDONE
CAPITAL
90% OF ALL MILLIONAIRES
BECOME SO THROUGH
OWNING REAL ESTATE
ANDREW CARNEGIE

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In under 9 months Fund V is about to close out and will no longer be open for investing.
This is a huge achievement as we believe nobody has managed to do this so quickly as yet.

If you are still interested in investing, text (305) 407-0276

#investinrealestate #multifamilyinvesting

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FUND V
IS
BREAKING RECORDS
CARDONE
CAPITAL

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Here are this month's distribution numbers for those that are invested with Cardone Capital.

#investinrealestate #multifamilyinvesting #10XLiving

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DISTRIBUTIONS
PAID TO OUR INVESTORS THIS MONTH
2,874 INVESTORS
$1.39M
CARDONE CAPITAL

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Why make it complicated? Multifamily real estate is simple.

#investinrealestate #multifamilyinvesting #cardonecapital

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REAL ESTATE SIMPLIFIED
OCCUPANCY
CARDONE CAPITAL
1 MOVE OUT
0% OCCUPIED
NO INCOME
4 MOVE OUTS
90% OCCUPIED
MAX INCOME: $22,400
"I'D RATHER BE 90% OCCUPIED IN MULTI-FAMILY THAN 100% OCCUPIED IN SINGLE-FAMILY."- GC
SINGLE-FAMILY VS. MULTI-FAMILY

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We are thrilled to announce that Fund V has officially been oversubscribed! Congratulations to all of you that have invested with us. You have all made closing this fund in record time possible.

If you are still interested in investing we will be opening another, Fund VI. Let us know your thoughts in the comments. What questions do you have and why did you invest or why have you not as yet?

#investinrealestate #multifamilyinvesting #cardonecapital

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CARDONE
100% FUNDED
OVER $472M IN REAL ASSETS

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Posted by Grant Cardone • 9/17/19

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Fund IV is our accredited fund, and includes the following five properties. The fund has 2,014 Units with a value of $473,800,000.

Let us know if there is anything we can help with to make this process more simple and clear for you!

#cardonecapital #multifamilyinvesting #10xliving #investinrealestate

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Houston, TX
351 Units
15% Projected IRR
2.0x-3.0x Equity Multiple
Naples, FL
456 Units
15% Projected IRR
2.2x Equity Multiple
Delray Beach, FL
346 Units
15% Projected IRR
2.5x-3.0x Equity Multiple
Panama Beach City, FL
360 Units
15% Projected IRR
Sunrise, FL
501 Units
15% Projected IRR

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Fund IV for accredited investors is almost closed. Become a part of this 351 unit multi-family property when you invest with us.
Let us know what questions you have to get started.

#investinrealestate #cardoneCapital #multifamilyinvesting

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CARDONE CAPITAL
FUND IV
TOTAL UNITS 351
PROPERTY TYPE MULTI-FAMILY
TOTAL EQUITY $29.0 M
STELLA AT RIVERSTONVE | SUGARLAND, TX

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Our first $50M Reg A+ has been over-subscribed! In fact, we had millions more in commitments that will have to wait until Fund VI opens.

After years of allowing my wealthy friends & family to invest with me, I created Cardone Equity Fund V so EVERYONE, regardless of their finances, could take advantage of the same opportunities the rich use to preserve & grow their wealth.

The only way to fix the financial disparity issue is by making great investments available to everyday people. Until CardoneCapital.com only the super rich were given access to the best real estate in this country.

Thanks to all of you who had the confidence to invest with me. I will never let you down. I was told repeatedly by lawyers, accountants & peers not to let you invest alongside me. Last month, we sent out almost 1.4M and it's growing.

I'm so proud of what we're doing here. Cutting out the big guys & going directly to the people who need wealth opportunities the most.

Register at CardoneCapital.com to see what we are doing & when we open Fund VI.

#investinrealestate #CardoneCapital #multifamilyinvesting

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Cardone Capital - Real Estate Investing For Everyday Investors

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"Every day we're bringing in two to three hundred leads," for both funds, Robb said. "From there we're probably raising from $750,000 to $1.3 million per day."

Cardone Capital on **The Real Deal**:
https://bit.ly/2mtpWJ7

#investinrealestate #cardonecapital #multifamilyinvesting

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10X
LIVING

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What are you waiting for?

#multifamilyinvesting #cardonecapital #10XLiving

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CARDONE CAPITAL
CLOSING SOON!
FUND IV WAS SET UP FOR ACCREDITED INVESTORS, AND NOW HAS ONLY A FEW SPOTS LEFT.
TEXT "ACCREDITED INVESTOR" TO (305) 407-0276
FUND IV

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We closed Fund V in less than 10 months and we aim to close Fund VI even quicker! Contact us to get on the waitlist before it opens.
So far our total units is 6,537 with an astonishing $1.36 Billion in AUM.

#cardonecapital #multifamilyinvesting #realestate

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CARDONE CAPITAL
10X LIVING
OVERFUNDED!
FUND V

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Fund IV will be closed before you know it, so what are you doing with your money?

#cardonecapital #multifamilyinvesting

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FUND V FUNDED!
FUND IV
CLOSING SOON!
OPEN TO ACCREDITED INVESTORS
"INVEST NOW. THANK ME LATER."
CARDONE CAPITAL

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Fund V is closed!

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$50,000,000
CARDONE
$50,000,000
FUND V CLOSED
IN LESS THAN 10 MONTHS
FUND V CLOSED
IN LESS THAN 10 MONTHS
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We want to thank everyone who has put their confidence in us and already invested. You have made closing these funds possible.

Let us know how it is working for you?

#multifamilyinvesting #CardoneCapital

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CARDONE CAPITAL
FUND IV
WE ONLY HAVE
$12,578,000M
LEFT TO RAISE!
OPEN TO ACCREDITED INVESTORS
TEXT "ACCREDITED INVESTOR"
TO (305)407-0276

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What do you have to lose?

#CardoneCapital #multifamilyinvesting

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CARDONE
CAPITAL
FUND IV
IF YOU'RE NOT IN IT, GET IN IT!

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If you are in the Miami area, **Grant Cardone** will be attending the 6th annual Miami Real Estate Showcase + Forum.

You won't want to miss this opportunity to network with some of the important names in real estate.

#CardoneCapital #TheRealDeal #RealEstate

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THE REAL DEAL
REAL ESTATE NEWS
6TH ANNUAL
MIAMI
REAL ESTATE
SHOWCASE + FORUM
THURSDAY, OCTOBER 17TH, 2019
MANA WYNWOOD, MIAMI | 11:00 A.M. – 5:00 P.M.
Don't miss the opportunity to network with the real estate industry's key power players — including financiers, developers, architects, tech firms and brokers — at The Real Deal's 6th annual Real Estate Showcase & Forum. More than 3,500-plus attendees are expected to gather for this exclusive one-day event that gives businesses a chance to connect with decision-makers who have a direct impact on their growth.
SPEAKERS
MICHAEL SHVO
MELISSA ROSE
BEN CARSON
GRANT CARDONE
DON PEEBLES
PEGGY OLIN
JOHN GOMES
LAURENT MORALI
LISSETTE CALDERON
RON SHUFFIELD
JEROME HOLLO
OREN ALEXANDER
PHIL GUTMAN
SAMSUNG
citi

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What are you doing with your money right now?

#CardoneCapital #multifamilyinvesting

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FUND V FUNDED!
FUND IV
CLOSING SOON!
OPEN TO ACCREDITED INVESTORS
CARDONE CAPITAL

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· Investors are actual partners in the property and investments are backed by the property.

· All investment properties are very specific, focused on cash flow producing multi-family units.

· Distributions are made monthly not quarterly – a requirement insisted on by Mr. Cardone.

· Investors are passed on all depreciation and tax advantages provided by IRS tax code.

· The executives and staff at Cardone Capital are always available to answer questions.

#realestate #multifamilyinvesting #cardonecapital #crowdfunding

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Changing the way people
invest in real estate.

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"Rent where you live and own what you can rent" - **Grant Cardone**

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REAL ESTATE SIMPLIFIED
HOME OWNERSHIP COMPARED TO MULTI-FAMILY
HELD FOR 10 YEARS
1 HOUSE
$150,000
INCREASED 3.5%/YR
NEW VALUE $202,000
PROFIT $52,000
32 UNITS X $800/MO
$ 2,560,000.000
RAISE RENT 3.5%/YR
NEW VALUE $3,732,000
PROFIT $1,232,000
+ CASH FLOW
+ DEPRECIATION
+ TAX ADVANTAGES
CARDONE® CAPITAL
$1,500
"RENT WHERE YOU LIVE AND OWN WHAT YOU CAN RENT." - GC

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The Real Deal covered Cardone Capital & The 10X Movement. It takes a look at Grant Cardone's real estate portfolio and how he raised $15M in 90 minutes at Marlins Park.

Read the article here: https://bit.ly/2Mr27em

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CARDONE®
CAPITAL
$15M
IN
90
MINUTES

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Grant Cardone Joins HUD Secretary Ben Carson on **The Real Deal**'s Miami Forum Power Panel
"This is the top real estate event in South Florida," says **Grant Ca** ...see more



BEN CARSON
SECRETARY OF HUD
GRANT CARDONE
CARDONE CAPITAL
Speakers at TRD Miami
Real Estate Showcase + Forum
October 17, 2019
GET YOUR TICKETS TODAY!
THEREALDEAL

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Don't overcomplicate real estate investing. We do all of the work so you can focus on getting paid monthly!

#cardonecapital #multifamilyinvesting #10XLiving

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WE BUY
CARDONE CAPITAL
HOW IT WORKS
YOU INVEST
WE COLLLECT RENT
YOU GET PAID MONTHLY

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Stay on top of the industry's trends with Grant at @therealdeal's real estate showcase and forum! 🙌

You won't want to miss this!

#cardonecapital #multifamilyinvesting #therealdeal

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MIAMI, FL - OCTOBER 17TH
GRANT CARDONE LIVE
6TH ANNUAL
REAL ESTATE
SHOWCASE + FORUM
The Real Deal
REAL ESTATE NEWS

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🗣 Another fund oversubscribed! 🎉

Congrats to everyone that has invested in Cardone Equity Fund IV! We have oversubscribed this fund by $1.2 million 🙌

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CARDONE CAPITAL
CARDONE EQUITY FUND IV
100% FUNDED
$106M IN REAL ASSETS

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Why you should get invested in Cardone Capital:
1) You're not going to lose money
2) You're going to get a cheque every month
3) You're get the write off of the depreciation

Do your research. Get invested!
cardonecapital.com/invest

#CardoneCapital #multifamilyinvesting #realestate

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Cardone Capital is pleased to announce 10X Living at Panama City Beach, Florida.
The property consists of 288 units and we are projecting a 17.88 ...see more


10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.88%*
Targeted Equity Multiple:	2.5-3X*
Targeted Average Cash Yield:	10.31%*
Targeted Investment Period:	10 Years
Investment Profile:	Class A
Offers Due:	OCT-18th
Funds Due:	OCT-26th

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Cardone Capital is pleased to announce 10X Living at Panama City Beach, Florida.

The property consists of 288 units and we are projecting a 17.88% IRR!

#cardonecapital #multifamilyinvesting #10XLiving

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10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.88%*
Targeted Equity Multiple:	2.5-3X*
Targeted Average Cash Yield:	10.31%*
Targeted Investment Period:	10 Years
Investment Profile:	Class A
Offers Due:	OCT-18th
Funds Due:	OCT-26th

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Non-accredited investors, we filled a fund already and we are doing it again! The second fund for non-accredited investors is open now.

cardonecapital.com/invest

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Cardone Equity Funds IV & V are officially closed and oversubscribed! They are no longer available to invest into.

Thank you to everyone that has invested with us and helped to make this possible. We are giving everyday people the chance to invest where they would normally not have the opportunity.

#multifamilyinvesting #cardonecapital #10XLiving

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Cardone Capital Closes Cardone Equity Funds IV and V

Grant Cardone on LinkedIn

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Come see Grant talk about real estate and staying ahead of the market, today at **The Real Deal** Real Estate Showcase & Forum!

#realestate #multifamilyinvesting #therealdeal

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MIAMI, FL - OCTOBER 17TH
GRANT CARDONE LIVE
6TH ANNUAL
REAL ESTATE SHOWCASE + FORUM
The Real Deal
REAL ESTATE NEWS

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5mo • Edited •

If you're still unsure about investing in real estate, watch **Grant Cardone** live today!

He explains everything you need to know about real estate and stocks in an easy to understand way.

#realesate #multifamilyinvesting

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REAL ESTATE INVESTING MADE SIMPLE
LIVE STREAM
EVERY MONDAY // 12 PM/EST
CARDONE CAPITAL

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Cardone Capital
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5mo • Edited •

Meet our investors, Matt and Loni! They just made their 10th investment with us and reached $2 Million! 🙌

Matt said, "Grant, you have built an empire on an extremely strong reputation and high ethical standards. That's why I knew I could trust you, and it's why I decided to partner with you."

Matt and Loni didn't start with $2 Million, but they did start.

#CardoneCapital #MultifamilyInvesting #10XLiving #investors

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CARDONE
CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

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5mo • Edited •

When you're out shopping for stuff that you don't want, it's not a waste of time 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving

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5mo • • Edited

Own something that pays you forever! 🙌

@grantcardone talking at The Real Deal Real Estate Showcase + Forum last week in Miami. Did you attend?

#TRDForum #TheRealDeal #CardoneCapital #MultifamilyInvesting #10XLiving #RealEstate

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Never miss a good recession.
THE REAL DEAL
SOUTH FLORIDA REAL ESTATE NEWS
THE REAL DEAL
SOUTH FLORIDA REAL ESTATE NEWS
THE REAL DEAL
THE REAL DEAL

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4mo • Edited •

How many more advantages do you need! 🙌🏦

#cardonecapital #multifamilyinvesting #10XLiving

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ADVANTAGES TO REAL ESTATE
1. Passive Income
2. Leverage
3. Depreciation
4. Tax Advantages
5. Appreciation
CARDONECAPITAL.COM

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4mo • Edited •

Grant has been investing in Multifamily Real Estate for over 30 years! 🙌
We're extremely selective in our vetting process; only choosing strong multifamily properties, typically A Class, in top-tier, high growth markets.

Cardone Capital is built on real assets which are already established and stable in nature.

If you have questions call us: 833.822.7435

#CardoneCapital #MultifamilyInvesting #10XLiving

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IS MY
CAPITAL
SAFE?
CARDONE
CAPITAL

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4mo • Edited •

The income opportunity with multifamily vs single family properties! The difference between them is how much you want to make.

#multifamilyinvesting #realestate #cardonecapital

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REAL ESTATE SIMPLIFIED
INCOME OPPORTUNITY
CARDONE CAPITAL
1 HOUSE X $1,500 RENT
MAX INCOME: $1,500
32 UNITS X $800 RENT
MAX INCOME: $25,600
SINGLE-FAMILY VS. MULTI-FAMILY

56

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4mo • Edited •

In just 3 days we managed to collect US $10.5 Million in commitments! 🙌 🎉

Congrats to everyone that came in to the funds this past weekend. At this rate you might not make it in to the funds if you aren't in already! Don't wait.

#CardoneCapital #MultifamilyInvesting #10XLiving

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CARDONE CAPITAL
$10.5 M
In Commitments
AT 10X BUSINESS BOOT CAMP

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4mo • Edited •

Yes! You own an actual share in the property 🙌

The share price is correlated to the actual property value itself.

#CardoneCapital #MultifamilyInvesting #10XLiving

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DO I OWN
THE PROPERTIES
I INVEST IN?
CARDONE CAPITAL

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4mo • Edited •

Currently, we support personal investment accounts, joint accounts & certain entity accounts
(Trusts, Limited Liability Companies, Limited Partnerships, C Corporations & S Corporations)

Call us for more information! 📞

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting

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CARDONE CAPITAL
WHAT TYPE OF ACCOUNTS CAN I INVEST THROUGH?

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Make sure to find out if Grant will be in your country any time soon. You could have the opportunity to discuss real estate with him!

#realestateinvesting #multifamilyinvesting #cardonecapital #realestate

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CARDONE CAPITAL
ORDEM E PROGRESSO
ACCREDITED
REAL ESTATE
INVESTORS
MEET ME!
NOV 1ST // SÃO PAULO

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4mo • Edited •

Did you know that you can self direct your IRA into Cardone Capital?

Call us for more information on how to invest with your IRA! 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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IRA/401K
SELF DIRECT
INVEST IN REAL ESTATE
CARDONE CAPITAL
TEXT "INVEST" TO (305) 407-0276

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Meet our investors, Dan and Terri! They just reached $1 Million investing with us! 🙌

Dan said, "Since the inception of our initial investment, we have received monthly distributions mid-month every month without fail. 💰

It is extremely refreshing to not have to worry day to day about our investments with Cardone Capital. Thank you for allowing us to partner with you GC!" 🙌

What's stopping you?

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

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CARDONE CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

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4mo • • Edited

How could the money generated after 10 years of investing help you?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
EXAMPLE OF
$100K INVESTMENT
OVER 10 YEARS
$400K
$300K
$200K
$100K
$250K
2YRS
4YRS
6YRS
8YRS
10YRS
TEXT "INVEST" TO (305) 407-0276

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Yes! That is what we anticipate and historically rents continue to grow 🏢

Even during recessions rent often continues to maintain its existing market rent or grow stronger. Everyone needs a place to live, irrespective to market conditions.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
WILL RENTS CONTINUE TO GROW?

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4mo • Edited •

Aways choose assets over liabilities! 🙌 💰

One might look better, make you happy at the time and feel good in the moment, but the other makes you money, gives you financial freedom and makes you happier in the long run.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
LIABILITY
ASSET
GENERATES EXPENSES
DEPRECIATES IN VALUE
NO PROFIT
MONTHLY DISTRIBUTIONS
APPRECIATES IN VALUE
TAX BENEFITS
TEXT "INVEST" TO (305) 407-0276

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Posted by Grant Cardone • 11/13/19

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4mo • Edited •

Grant spoke on Fox & friends about the economy and how it's changing. If you missed it, click below for a clip!

What are your views on the economy?

#foxnews #cardonecapital #realestateinvesting #useconomy

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JPMorgan CEO says America's economy is the most prosperous the world has ever seen

video.foxnews.com

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"The housing market is done in America," real estate investor Grant Cardone told Yahoo Finance on Thursday. "It will never come back."

Watch here:
https://yhoo.it/2Ks1Kjz

#realestate #realestateinvesting #multifamilyinvesting

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DOW +58.00 (+0.22%)
NASDAQ +58.10 (+0.73%)
S&P 500 +14.57 (+0.50%)
YAHOO! FINANCE
NEW-HOME SALES FALL TO A 5-MONTH LOW
YFi PM

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Posted by Grant Cardone • 11/13/19

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These are just some of the things you can look forward to when investing with us! 🙌

Message us with any questions you might have.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
TAX BENEFITS
CASH FLOW
LEVERAGE
APPRECIATION
TEXT "INVEST" TO (305) 407-0276

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4mo • Edited •

Meet our investors, Joe and Stephanie! They just reached $63,597 investing with us! 🙌

What's stopping you?

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

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CARDONE
CAPITAL
CARDONE
CAPITAL
SATISFIED
INVESTORS
TEXT "INVEST"
TO (305) 407-0276

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4mo • Edited •

Property highlight: Woodway Square in Houston Texas!

Here's a look at what you're actually investing in. This beautiful A class property has 507 total units, was built in 1992, acquired in 2018, has a dog park, 2 tennis courts, a volleyball court and jogging trails

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE
SQUARE

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4mo • Edited •

Making money is one thing, but if it's not multiplying passively you could be spending a lot more energy where you don't actually need to.

Text (305) 407-0276 to start earning passive income!

#realestateinvesting #multifamilyinvesting #realestate #multifamily #wealthbuilding

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"This economic concept of saving money has failed American people. $5.3 trillion is sitting dead in equity in homes. Imagine if that money was reinvested."
Grant Cardone

CARDONE CAPITAL TEXT "INVEST" TO (305) 407-0276

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Every 15th day of the month we give back distributions to every single investor at Cardone Capital!

Currently we have given back US $14 million to thousands of investors. We hope you were one of them.

#realestateinvesting #multifamilyinvesting #realestate #cardonecapital

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CARDONE CAPITAL
DISTRIBUTIONS
PAID YEAR TO DATE
$14,256,267
TEXT (305) 407-0276

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Cardone Capital
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3mo • Edited •

Meet our investor, Brian Godon! He just reached $1.5 million investing with us! 🙌

Brian started investing soon after his son convinced him to join in order to turn his cash into cash flow!

Don't wait! ✌️ ❤️ 🏦

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK

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We are thankful for all of you that have trusted us to invest with! Grant will never let you down ✌️ ❤️ 🏦

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate #thanksgiving

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CARDONE CAPITAL
HAPPY
THANKSGIVING
from your Cardone Capital Family
We are thankful for all of our investors
TEXT (305) 407-0276

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"Cash should be invested today. Your cash must get invested into the market place where it can provide you with cash flow, not just cash." -@grantcardone

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate
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CARDONE CAPITAL
LIABILITY
ASSET
GENERATES EXPENSES
DEPRECIATES IN VALUE
NO PROFIT
MONTHLY DISTRIBUTIONS
APPRECIATES IN VALUE
TAX BENEFITS
TEXT (305) 407-0276

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3mo • • Edited

Receive passive income that pays you monthly with a targeted 6% annual return and retire earlier than you expected!

Text: (305) 407-0276 to get invested today! 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate
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CARDONE CAPITAL
RETIRE EARLY BY INVESTING WITH GRANT
TEXT (305) 407-0276

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4:12 PM Fri Mar 13 10%

Cardone Capital
8,956 followers
3mo • Edited •

Cash flow is the total amount of money being transferred into an account

If you are doing it right, more cash flow should be transferred in than is being transferred out of the account. Through this, cash flow can give you the ability to reach your goals faster, save more and have the financial freedom that you have been waiting for! 💰

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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THE IMPORTANCE OF
CASH FLOW
CARDONE CAPITAL

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Cardone Capital
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3mo • Edited •
Meet our investor, Janice Doan! She just reached $315,000 investing with us! 🙌 She and her family have been invested since Equity Fund II
She said that the top 3 reasons she invested are: "we make cash flow which helps us with our passive income, we trust Grant and his team and it has allowed me to have more time to spend with my son on a daily basis!"
Start post
Post
Grant Cardone
Anyone
What do you want to talk about?

4:13 PM Fri Mar 13 10%

Cardone Capital
8,956 followers
3mo • Edited •

Meet our investor, Janice Doan! She just reached $315,000 investing with us! 🙌 She and her family have been invested since Equity Fund II

She said that the top 3 reasons she invested are: "we make cash flow which helps us with our passive income, we trust Grant and his team and it has allowed me to have more time to spend with my son on a daily basis!"

Invest now so you have more time for the things you care about! ✌️ ❤️ 🏦

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialthursday

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

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3mo • • Edited

There are different methods of investing in order to increase your income. The major difference is: one pays you monthly and is acquired through real assets 🏢

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

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3mo • Edited •

Don't just let your money sit in a safe. Collect monthly distributions from Grant and let it work for you.

Give us a call for more information: (305) 407-0276

#realestateinvesting #multifamilyinvesting #realestate

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GROW YOUR MONEY
WITH CARDONE CAPITAL
YEAR 10
YEAR 8
YEAR 6
YEAR 4
YEAR 2
YEAR 1
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital
8,959 followers
3mo • Edited •

Meet our investor, Magda Khalifa! She has recently invested $25K with us! 🙌

Magda is a combat veteran, business owner, speaker and published author who invested in Cardone Equity Fund V to further secure her future and has been collecting distributions since!

Why wait?! ✌️ ❤️ 🏦

#CardoneCapital #MultifamilyInvesting #10XLiving
#testimonialtuesday

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK

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What more could you ask for during this holiday season? 💰 🎄

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
LEVERAGE
CASH FLOW
APPRECIATION
TAX BENEFITS
TEXT (305) 407-0276

58 1 Comment

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6. The Exit No Exit strategy - Owning RE with no cash.

7. Ability to scale - Imagine increasing rent $50 over 8000 units and you will understand scaling wealth.

Want to invest in real estate but don't have time to do it........
Accredited investors with 100K liquid TEXT: 305-407-0276
Non Accredited investors - go to CardoneCapital.com

#passiveincome #realestate #multifamilyinvesting #investinrealestate #realestateinvesting

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CARDONE CAPITAL
TEXT (305) 407-0276
IF YOU HAVE QUESTIONS
WE HAVE ANSWERS

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3mo • Edited •

We have almost closed on a new deal. Check it out below!

This 531 unit property is already cash flowing. That means cash flow from day 1!
https://bit.ly/2YJWRZ2

#realestateinvesting #realesate #multifamilyinvesting #cardonecapital

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10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

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3mo • Edited •

Happy Distribution Day! 🎉 Every month our goal is to send out cash flow distributions to our investors.

To keep it simple, we collect rents on the 5th so you get paid on the 15th! 🙌

If you have not started to invest with us as yet, let us know how we can get you started!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

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CARDONE CAPITAL
DISTRIBUTIONS PAID
TO OUR INVESTORS IN DECEMBER
$1.8 MM
TEXT (305) 407-0276

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1mo • Edited •

$550M in new deals closed last quarter. A total of $1.5B and I'm just getting started.

I'm Building a $10B business backed by real assets that produce real cash flow. With a shortage of yield producing assets in the world today this is going to be a massive opportunity for many people.

Invest with me --> CardoneCapital.com

#Real estate #Investing #Fun #Opportunity #Business #Guild #CashFlow #WallStreet #RetirementFunds #WallStreetJournal #CardoneCapital #10X

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cardonecapital.com

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Posted by Grant Cardone • 1/28/20

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1mo • Edited •

I shop real estate on my weekends... what do you do??
👉 cardonecapital.com
bit.ly/cclegend ...see more


01:00

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Posted by Grant Cardone • 2/3/20

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1mo • Edited •

Protect your capital
Get cash flow every month
Wait for appreciation & maximize tax benefits
--> cardonecapital.com

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CA$H FLOW
can now
INVE$T
IRA/401K
00:18

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1mo • Edited •

Be sure to tune every Monday at 12pm ET for my Real Estate show.
https://lnkd.in/dGVNv8U
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Grant Cardone TV
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1mo • Edited •

During today's episode of Real Estate Investing I will teach you step-by-step how to obtain a loan and what to do after you get it. Why? Because knowing this information is a vital part of real estate investing ...see more


HOW TO
GET A LOAN

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Posted by Grant Cardone • 2/3/20

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1mo • • Edited

Have to work? Can't make our Event?

For all our LinkedIn professionals take advantage of our Live Stream offer!

https://lnkd.in/eqziG7n

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10X GROWTH CONFERENCE 2020
LIVE STREAM

10X Growth Conference 2020 Live Stream
gc.10xgrowthcon.com

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Leaving a legacy behind is by far the best part of 10X 🚀
Learn how to create one of your own by watching the entire conference from the comfort of your home AND keep the recording forever 😎
--> 10xgrowthcon.com/ppv

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10X GROWTH CONFERENCE 2020
10X PEACE, LOVE & CA$HFLOW.
10X PEACE, LOVE & CA$HFLOW.
CASHFLOW

89

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2w • Edited

Gain stability through passive income with Cardone Capital.

#multifamilyinvesting #investingtips #investinrealestate #passiveincome #realestatemarket #cashflow #cardonecapital

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"Understand the relationship between size and stability— **more units = more stability**."
-GRANT CARDONE
CARDONE CAPITAL
TEXT (305) 407-0276

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Four possible tax benefits.

#multifamilyinvesting #investingtips #cashflow #taxbenefits #investinrealestate #passiveincome #business #businesssuccess

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TAX BENEFITS OF INVESTING IN MULTI-FAMILY REAL ESTATE
1
DEPRECIATION
2
RENTAL INCOME
3
APPRECIATION
4
CAPITAL GAINS
CARDONE CAPITAL
TEXT (305) 407-0276

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2w • Edited •

If there's one thing Kevin Hart does not joke around with are his finances..
Get on his level and invest with Cardone Capital 🚀 -->
cardonecapital.com

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“YOU ONLY GET IN DEBT WHEN YOU DON'T UNDERSTAND THE DEPTH OF YOUR FINANCES”
KEVIN HART
10X GROWTH CONFERENCE

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Cardone Capital

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Cardone Capital
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1w • • Edited

The best investment!

#multifamilyinvesting #investingtips #cashflow #taxbenefits #investinrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals

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REASONS APARTMENTS
ARE SUPERIOR INVESTMENT
Positive Cash Flow
Tax Haven
Real Assets
CARDONE CAPITAL
TEXT (305) 407-0276

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4:23 PM Fri Mar 13 10%

Cardone Capital
8,960 followers
1w • Edited

Investing simplified!

What are you waiting for?

Comment below. 👇 👇 👇

#multifamilyinvesting #investingtips #cashflow #taxbenefits #investinrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals

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HAVE YOU SIGNED UP
TO OUR INVESTMENT
PORTAL YET?
CARDONE CAPITAL
Transaction Center
CARDONE EQUITY FUND VI, LLC
By Cardone Capital
PROPERTY HIGHLIGHTS
Minimum Investment: $5,000
Targeted Cash Flow: 6%
Distributions: Monthly
Investment Commitment*
Cardone Equity Fund VI, LLC
INVEST NOW
Minimum Investment: $5,000
Targeted Cash Flow: 6%
Distributions: Monthly
Targeted Investor IRR: 15%
Fund Size: $50M
FUND SUMMARY
Cardone Capital is pleased to announce the opening of our second Regulation A+ fund, Cardone Equity Fund VI, LLC. Real estate investing mogul and CEO Grant Cardone is sharing his 30+ years of successful investing
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital
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1w • Edited •

Comment below if you want me to send you a check! 👇 👇 👇

#multifamilyinvesting #investingtips #cashflow #taxbenefits #investinrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals

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Do you want more
CASH FLOW?
00:20

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4:24 PM Fri Mar 13 10%

Cardone Capital
8,960 followers
1w • Edited •

Fewer doors equals more chores.

#multifamilyinvesting #investingtips #cashflow #taxbenefits #investinrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals

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In Real Estate, the fewer the doors, the easier it may be to buy and the harder it is to make money."
-Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital
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Apartments are a safe investment.

#multifamilyinvesting #investingtips #cashflow #realesate #investinrealestate #multifamilyrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals

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"Apartments provide a safe place to keep money, receive income, and multiply money."
Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital
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3d • Edited •

Why not be one of them?
-GC

#multifamilyinvesting #investingtips #cashflow #realesate #investinrealestate #multifamilyrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals #partnership

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We partner
with over
3500
investors
You could be
one of them!

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Cardone Capital

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Cardone Capital
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That's the power of leverage 🙌🙌

#multifamilyinvesting #investingtips #cashflow #realesate #investinrealestate #multifamilyrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals #partnership

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The power of
LEVERAGE
$100,000
Value in US Dollars
=
$300,000
Value in Real Estate
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital
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Cardone Capital investing simplified

#multifamilyinvesting #investingtips #cashflow #realesate #investinrealestate #multifamilyrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals #partnership

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NEW TO
NVESTING?
START HERE
1
WE BUY
Cardone Capital finds the deals, negotiates the purchase and financing, and closes the deal.
2
WE MANAGE & STABILIZE
We efficiently manage and run the community while stabilizing and increasing occupancy.
3
WE COLLECT RENT
Our portfolio of properties generates monthly rental payments from our creditworthy tenants.
4
YOU INVEST
Qualified investors become partners in the actual real estate.
This is NOT a REIT or Stock.

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Cardone Capital
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Know the difference between appreciating and depreciating assets.

#multifamilyinvesting #investingtips #cashflow #realesate #investinrealestate #multifamilyrealestate #passiveincome #business #businesssuccess #realestate #moneymatters #financialhealth #realestategoals #moneygoals #partnership

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Depreciation
vs
Appreciation
An investment in multi-family real estate that will appreciate with time.
An investment in a new car that will depreciate when you drive it off the lot.
CARDONE

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Mailbox Money & Retirement

Grant Cardone <gcardone@cardonecapital.com> Mon, Jan 20, 6:16 PM
to me

Brian,

I sent $1.75 million last month, to people's mailbox, actually I wired it to their accounts.

We buy properties that we believe can provide "mailbox money" every month to me, my family & our investors.

Last year I sent out $17.4 million to our investors.

Warren Buffett said, "If you don't find a way to make money while you sleep, you will work until you die."

If you are tired of the banks paying you NOTHING and want to earn more on your money **text me at 305-407-0276.**

If you have a retirement account schedule a call to see if it qualifies.

SCHEDULE A CALL

Grant

Grant Cardone
Cardone Capital
Cell Phone: 305.407.0276

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convert your ira

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Convert Your IRA To Real Estate

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Grant Cardone <gcardone@cardonecapital.com> Fri, Jan 17, 11:50 AM

to me

Brian,

Cardone Capital is approved to accept retirement funds and we have done it for hundreds of people just like you.

Schedule A Call



WATCH NOW!

Just some of the companies we have accepted retirement funds from:

[illegible]	[illegible]	American Estate and Trust LLC	[illegible]
[illegible]	[illegible]	IRA Services Trust Group	Equity Trust Company
IRA Financial Trust Company	[illegible]	[illegible]	[illegible]
Horizon Trust Company	[illegible]	Directed Trust Company	[illegible]
[illegible]	New Direction Trust Company	[illegible]	Midland Trust Company
The IRA Club	[illegible]	[illegible]	

Schedule A Call

Grant Cardone
Cardone Capital

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <gcardone@cardonecapital.com>
to me

Thu, Jan 16, 5:37 PM

Brian,

Great news.

As a non accredited investor you're automatically qualified to put in new funds from last year.

Now is the time to double up, and you get the depreciation of a full 12 months.

Do it today,

Grant

Grant Cardone
Cardone Capital

Message moved to Trash. Undo ✕

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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(Special Notice) You Should Know.... Inbox ×

Grant Cardone <gcardone@cardonecapital.com> Thu, Jan 16, 4:29 PM
to me

CARDONE CAPITAL

Hi Brian,

My last two funds were oversubscribed.

The equity is filling up fast in my current deals.

When you invest, your capital is backed 100% by real assets.

What are you waiting for?

SCHEDULE A 5-MINUTE CALL with my top team members.

Or if you don't want to wait, **TEXT ME** at **305-407-0276**.

Grant

Grant Cardone
Cardone Capital


OVERSUBSCRIBED

do

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States
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do ×

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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$1.853 Million in Distributions Last Month Alone

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$1.853 Million in Distributions Last Month Alone

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Grant Cardone <gcardone@cardonecapital.com>
to me

Fri, Jan 10, 6:42 PM

Hi Brian,

Congratulations to all our investors.

Last month alone I sent out 1.853 Million in cash distributions.

If you are looking to reinvest or want to be a part of our next distributions, I have a deal.

Put your money to work, don't miss out.

The next close date on this deal is in 5 days.

Text **NEW DEAL** to **(305) 407-0276.**

or

SCHEDULE A CALL WITH MY TEAM

Grant
Grant Cardone
Cardone Capital

0	0	0	0
DAYS	HOURS	MINUTES	SECONDS

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Why this might be my best deal.... Inbox ×

Grant Cardone <gcardone@cardonecapital.com>
to me

Wed, Jan 8, 4:29 PM

CARDONE CAPITAL

Brian,

What makes a great real estate investment?

1) Cash Flow
2) Location
3) Value add opportunity
4) Bought below replacement cost
5) Scale - size matters
6) Next buyer is an institution

This one has all six. Schedule a 5 minute today and find out why I think it's my best deal to date.

CardoneCapital.com/Call

Grant

Grant Cardone
Cardone Capital


10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's i ndication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Coinvest with me today

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Coinvest With Me Today

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Grant Cardone <gcardone@cardonecapital.com>
to me

Mon, Jan 6, 5:06 PM

Brian,

I just closed on 531 units.

If you have over 50k, **text me now at (305) 407-0276.**

Or Schedule A 5 Minute Call By Clicking Here

Hit me and I'll send you the info.

Grant

Grant Cardone

Cardone Capital

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Fox & Friends interview today

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Grant Cardone <invest@cardonecapital.com> Mon, Dec 30, 2019, 12:08 PM

to me

Brian,

This morning on Fox & Friends I was talking about setting your goals for 2020.

If you missed it, click the video below.....


WATCH NOW!
FOX NEWS
▸ GRANT CARDONE | FUND MANAGER, CARDONE CAPITAL
TIPS TO KEEPING YOUR NEW YEAR'S RESOLUTIONS

In order to realize and reach your investment potential in 2020 you have to get started now.

Schedule a call with one of my team members by **CLICKING HERE.**

Grant

Grant Cardone

Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Could be my best cash flow deal to date *

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Grant Cardone <invest@cardonecapital.com>

to me

Sun, Dec 29, 2019, 3:32 PM

Brian,

This could be my best Cash Flow deal to date*

Call me to find out why.....

Here's a link to schedule a call tomorrow: **Schedule A Call**

Grant

Grant Cardone

Cardone Capital

*=This could be my largest cash flow deal to date. Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Grant Cardone <invest@cardonecapital.com> Sun, Dec 29, 2019, 3:32 PM

to me

Brian,

This could be my best Cash Flow deal to date*

Call me to find out why.....

Here's a link to schedule a call tomorrow: **Schedule A Call**

Grant

Grant Cardone

Cardone Capital

*=This could be my largest cash flow deal to date. Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Grant Cardone <invest@cardonecapital.com>
to me

Thu, Dec 26, 2019, 6:43 PM

Hey Brian,

I hope you all are having an amazing holiday.

We are open and currently answering last minute questions investors have for us.

Click the link to schedule a call with my top team members.

SCHEDULE A CALL

Cash flow + Appreciation + Depreciation + Debt Pay Down = Wealth.

Let's start 2020 off right,

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Not interested. Thanks, I'll take a look. Any interest?

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LIVE Webinar With Grant Cardone (NEW DEAL) Inbox ×

Grant Cardone
to me

Thu, Dec 26, 11:37 AM (5 days ago)

Hi Brian,

I am pleased to announce we are still accepting offers for our newest addition, Columbia Town Center. You are on a special list of investors who get first priority at our deals because of your history with me. I am hosting a **live Q&A** to discuss our new investment and why I am excited about it.

It will be held on **Friday at 8pm EST** and if for any reason you aren't able to make it, when you register, I will email you the recording after the fact.

REGISTER HERE and I will send you a link to the live webcast

Investors who join us live will have an opportunity to ask me questions directly during the Q&A portion. *We recommend that you register for the webinar even if you cannot attend live, as you will receive an email with a link to view the recording afterwards.*



Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Merry Christmas from Grant

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Grant Cardone <invest@cardonecapital.com>

to me

Wed, Dec 25, 2019, 11:22 AM

GRANT CARDONE.

To all those who follow me and allow me to help you with my products and services, I couldn't do what I do without you. Your success is my success.



Merry Christmas
from our family to yours...

Merry Christmas and Happy Holidays!

10X IT IN 2020

—Grant Cardone

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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The Final Countdown

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The Final Countdown

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Grant Cardone <invest@cardonecapital.com> Fri, Dec 20, 2019, 11:08 AM

to me

Hey Brian, it is the final countdown.

We are closing on Columbia Town Center today.

531 Units right next to Whole Foods.

Targeted IRR is 15%.*

Your investment is 100% backed by real assets.

Due diligence is complete, the loans secured and I'm writing a check for the down payment now.

Schedule a call by clicking on the following link: Schedule A Call

Or

Text (305) 407-0276 for immediate support.

Grant

0 0 0 0

Grant Cardone

Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Schedule A Call

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Grant Cardone <invest@cardonecapital.com>

to me

Tue, Dec 17, 2019, 12:35 PM

Hey Brian,

Our next deal is closing Friday.

If you have any final questions, connect with my team by clicking the link below:

5 Minute Investment Call

We expect this deal's equity to be exceeded.

Don't miss out on this deal, get your money in now.

Grant

Grant Cardone

Cardone Capital



Our offerings under Rule 506(c) are for accredited investors only.

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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$1.853 Million In Distributions (This Month)

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$1.853 Million In Distributions (This Month)

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Grant Cardone <invest@cardonecapital.com>
to me

Mon, Dec 16, 2019, 2:28 PM

Hey Brian,

This month alone we sent out **$1.853 Million** in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

To keep it simple, we collect rents on the 5th so you get paid on the 15th.



SANTA ARRIVED
WATCH NOW!
EARLY

My new deal has an anticipated close date of December 20th.

To be a part of our next distribution.....

Text NEW DEAL to (305) 407-0276.

Grant

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Full Access (Download New Deal)

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Preview - Full Access (Download New Deal)

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noreply@hubspot.com Unsubscribe

to me

Fri, Dec 13, 2019, 10:41 AM

Hey friend,

You all now have access to my new deal.

This 531 unit property located right next to Whole Foods is already cash flowing.

That means cash flow from day 1.


10X LIVING
CLICK HERE TO DOWNLOAD

My goal is to get you in this deal before we close next Friday, December 20th.*

Text 531 UNITS to: (305) 407-0276, and reach out to my team.

Grant

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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*December 20th, 2019 is our anticipated closing date. This deal will be part of a Cardone Equity Fund.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Final Countdown (New Deal)

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Final Countdown (New Deal) Inbox ×

Grant Cardone invest@cardonecapital.com via shared.hubspot.com

to me

Tue, Dec 10, 2019, 6:29 PM

Hey Brian,

We are counting down the days.


10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

On December 20th we will be closing 10X Living at Colombia Town Center.

Do not miss out on this property.

Text PARTNER to (305) 407-0276.

Grant

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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How To Turn $6,000,000 into $17,000,000

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How to turn $6,000,000 into $17,000,000* Inbox ×

Grant Cardone invest@cardonecapital.com via bf10a.hubspotemail.net Mon, Dec 9, 2019, 3:51 PM
to me

Hey Brian,

There are a few bullet points all top real estate investors must learn and conquer.

They are as follows:

Walk the Deals: There is no way around this.Â You must walk tons of deals to know what is a great deal, a good deal and a bad deal. Nothing replaces walking deals and asking the hard questions. Boots on the ground, as the military would suggest. I have personally walked tens of thousands of units in my real estate career. **NO EDUCATION REPLACES THIS VALUABLE EXPERIENCE.**



2) Underwriting the Deals: You will need to know how to underwrite the financial aspects of a real estate investment. This includes rental income, other income, all expenses, taxes, insurance, bad debt, concessions, utilities, as well as predict the future cap expense required to keep the property current. I underwrite at least 25 deals a week.


UNDERWRITING
THE DEAL

3) Understanding the Financing: Shopping and negotiating the financing as well as the future refinancing of the property. This is where the genius of real estate takes place. The leverage offered by the right financing combined with the right management can take a 6% cash flow deal and turn it into 15% annual internal rate of return.* We always get 5 quotes on every one deal from agency financing (Fannie and Freddie) to life insurnace companies and local/national bank quotes as well.


REAL
ESTATE
INVESTING
with GRANT CARDONE
305.865.8668
HOW TO GET
THE BEST FINANCING

4) Learn the Management Game: The least fun part of the deal is managing the day-to-day operations. Before you decide to do it yourself and become a manager and not an investor, it is a gruesome ongoing grind of endlessly managing people, the leasing activities, handling phones, calling on bad debt, evictions, toilets, termites, late night calls, handling expenses, turning apartments, payroll, people, people and people (I could go on)....When you hire a management company, smaller deals can cost 10% of the gross potential and with the larger deals expect to pay 3.5% - 5%.


RULE

We do all four of them flawlessly and make you a partner when you invest in the Fund.

Text TOP 4 to: (305) 407-0276.

Thank you,

Grant

Grant Cardone

Cardone Capital

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Private & Confidential

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Grant Cardone <invest@cardonecapital.com>

to me

Fri, Dec 6, 2019, 6:13 PM

Hey Brian,

I'm only sending you this because you said you were qualified to invest over 100k.

THE FIRST 100 QUALIFIED INVESTORS WHO MOVE ON THIS WILL GET ACCESS TO THIS AMAZING DEAL.

Here is the link to download it directly:

NEW DEAL

This data is private and confidential - please do not share it.

If you're going to be a part of the first 100 qualified investors I suggest you get your paperwork done tonight.

TEXT me on Monday and I will make sure you get invested in this deal, the cell is: **(305) 407-0276.**

Peace, love and cash flow.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Would you like to stop receiving these emails? Click to change email preferences or unsubscribe.

Any interest? Here you go. Thoughts?

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I'm only sending this to you because you're accredited

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I'm Only Sending This To You Because You're Accredited

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Grant Cardone <invest@cardonecapital.com>
to me

Fri, Dec 6, 2019, 5:50 PM

Hey Brian,

I'm only sending you this because you said you were qualified to invest over 100k.

You're getting the first look at this because you're a qualified investor.

This data is private and confidential - please do not share it.

THE FIRST 100 QUALIFIED INVESTORS WHO MOVE ON THIS WILL GET ACCESS TO THIS AMAZING DEAL.

Here is the link to download it directly:

NEW DEAL

If you're going to be a part of the first 100 qualified investors I suggest you get your paperwork done tonight.

TEXT me on Monday and I will make sure you get invested in this deal, the number is: **(305) 407-0276**.

Peace, love and cash flow.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Would you like to stop receiving these emails? Click to change email preferences or unsubscribe

Interesting. Thanks, I'll check it out. Thanks, I'll take a look.

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Free Multifamily Investment Book

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Free Multifamily Investment Book

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Grant Cardone invest@cardonecapital.com via bf10a.hubspotemail.net
to me

Fri, Dec 6, 2019, 10:42 AM

Hey Br an, I want to give you my free book.

My main goals with this book is to:

1. Convince you start investing in real estate that pays.
2. Show you how to get started buying deals.
3. Prevent you from making costly mistakes.

35 years ago, when I first started in real estate, I wish someone would have given me a book like this.

If you want access to my deals, and you want to get a copy of my book.....

Text **GET MY BOOK** to **(305) 407-0276.**

Grant

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Investor Of The Week

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Investor Of The Week

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Grant Cardone invest@cardonecapital.com via bf10a.hubspotemail.net

Thu, Dec 5, 2019, 11:22 AM

to me

Hey Brian,

Meet our investor of the week, **Dr. Janice Doan**.

Dr. Doan said:

"The top three reasons I invested in Cardone Capital are:

1) *The cash flow helps me with my passive income.*

2) *I trust Grant and his team as he's very ethical.*

3) *It's allowed me to have more freedom to spend time with son."*



These are just a few reasons why you should **partner with me** in multifamily real estate.

I buy, I manage & stabilize, I collect rent, you invest, and **you get paid**.

To join our amazing investor group.....

Text **JOIN** to **(305) 407-0276.**

Grant

Grant Cardone

Cardone Capital

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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15.1% IRR* On My New Deal - Put Your IRA To Work....

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Grant Cardone invest@cardonecapital.com via shared.hubspot.com — Wed, Dec 4, 2019, 4:40 PM

to me

Hey Brian,

An investor called in....

He wanted to know if he could use his self-directed **IRA** on my **new deal**.

I told him absolutely, and not only that, I am projecting a **15.1% IRR.***

I even put down **$39.9 Million** of my capital to buy it.

The property is **531 units**, and it was built in **2001**.


10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

Text **IRA** to **(305) 407-0276.**

Make sure you include the **amount in your IRA.**

Remember, next round of closing is December **15th....**

Put your **IRA** to work today.

Grant

Grant Cardone

Cardone Capital

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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New Deal Next To Whole Foods

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New Deal Next To Whole Foods

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Grant Cardone invest@cardonecapital.com via shared.hubspot.com Tue, Dec 3, 2019, 2:09 PM

to me

Brian,

If you missed my email yesterday, I just launched this **new deal.**

The property is **531 units** located in **Columbia, Maryland** and is right next door to **Whole Foods.**



10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

December 15th is the deadline to have your money in, so don't wait.

Text **INFO** to **(305) 407-0276** and my team will send you the entire property packet.

Also, a reminder...

YES, you can **NOW** invest your **IRA** or **401K.**

Grant

Grant Cardone

Cardone Capital

* = Targeted returns are subject to change.

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Grant Cardone invest@cardonecapital.com via shared.hubspot.com

to me

Tue, Dec 3, 2019, 2:09 PM

Brian,

If you missed my email yesterday, I just launched this **new deal.**

The property is **531 units** located in **Columbia, Maryland** and is right next door to **Whole Foods.**



10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

December 15th is the deadline to have your money in, so don't wait.

Text **INFO** to **(305) 407-0276** and my team will send you the entire property packet.

Also, a reminder...

YES, you can **NOW** invest your **IRA** or **401K.**

Grant

Grant Cardone

Cardone Capital

* = Targeted returns are subject to change.

This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(i)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Cardone Capital, 18909 NE 29th Avenue, Aventura, Florida 33180, United States

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Grant Cardone invest@cardonecapital.com via bf10b.hubspotemail.net

to me

Wed, Nov 27, 2019, 2:01 PM

Hey Brian,

As many of you know the last deal was in such demand that we exceeded the equity required by **$2.996 Million.**

If you missed out on the last deal, you will not want to miss out on this one.

This property is **531 Units** in **Columbia, Maryland.**



10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

For more information and to speak with my team.

Call or Text NEW DEAL to (305) 407-0276.

Don't be surprised if I pickup, and yes, we work holidays as well.

Grant

Grant Cardone

Cardone Capital

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Cardone Capital, 18909 NE 29 Avenue, Aventura, Florida 33180, United States, (833) 822-7435

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Monica Nieto
to me

3:02 PM (8 minutes ago)

---------- Forwarded message ---------
From: **Grant Cardone** <invest@cardonecapital.com>
Date: Tue, Nov 26, 2019 at 11:30 AM
Subject: RE: Preferred Investor
To: Brian Robb <brianrobb@cardonecapital.com>

Hey Brian,

As promised, you are on the preferred investor list.

Here is the next deal.

You have no idea how difficult it was to negotiate.

I spent 3 weeks going back and forth with the seller just to firm up acceptable terms for us, the investors.

This property is 531 Units located between Baltimore, MD and Washington, DC.


10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

The last property offered oversubscribed by **$2.996 Million** and this will be no different.

To save your slot, take action today.

Text **NEW DEAL** to **(305) 407-0276.**

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Would you like to stop receiving these emails? Click to change email preferences or unsubscribe.

--

Brian H. Robb, MBA, MSc
Chief Marketing Officer

(561) 360-5964
Brian@CardoneCapital.com
CardoneCapital.com
18909 NE 29th Avenue, Aventura Florida, 33180,

CARDONE CAPITAL

--

Monica Nieto Diaz
Art Director

305 407 0276
Monica@CardoneCapital.com
CardoneCapital.com
18909 NE 29th Ave, Aventura, FL 33180

CARDONE CAPITAL

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Grant Cardone <invest@cardonecapital.com>
to me

Tue, Nov 26, 2019, 11:07 AM

Hey Brian,

Because you're a **preferred investor**, I want to give you a first look at my new deal.

I want you to come in and fill this up before I offer it to the public.



10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

If you invest today your cash distributions will start in **30-90 days**.

The final deadline is **December 19th**.

Text NEW DEAL to (305) 407-0276.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Would you like to stop receiving these emails? Click to change email preferences or unsubscribe.

I'm interested. Not interested. Any interest?

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Grant Cardone <invest@cardonecapital.com>

to me

Mon, Nov 25, 2019, 2:05 PM

Hey Brian,

This deal is now offically oversubscribed. We anticipate the next one will be as well.



10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.9%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

Our investors want their money backed by real, tangible assets.

We had a bunch of investors who didn't make it.

To make sure you don't miss out on the next.....

Text **INVEST NOW** to **(305) 407-0276**.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com>
to me

Thu, Nov 21, 2019, 3:46 PM

Brian,

I wanted to share with you our investors of the week.

Meet Joe & Stephanie Layne.

I was on the phone with Joe and he was excited to have hit over $63,597 in distributions for the year.


WATCH NOW!

Joe said "why would I go do all the hard work of shopping for real estate when Grant does it for me....I wanted the same deal that Grant and his family get."

If you want more passive income....

Text **START** to: **(305) 407-0276.**

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com> Mon, Nov 18, 2019, 5:56 PM

to me

Brian,

Today at noon I went live.

One of my favorite subjects is talking about real estate.

Did you know the four reasons why I love apartments?

1) They are real assets, not paper, and they can't be easily replaced.

2) They produce positive cash flow.

3) Apartments appreciate when rents rise – the multiplier.

4) Leverage of debt to increase your position.

The third rule in particular is very important. Our target for all our investments is to sell the property in the future and at least double our investment (in addition to the cash flow).

Message moved to Trash. Undo ×

To watch it click on the link below:


WATCH NOW!
GRANT CARDONE

Text **INFO** to **(305) 407-0276** and get more information on my current deals.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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$1,690,543 | $1,662,087 | $1,393,718 | $1,405,073

Inbox ×

Grant Cardone <invest@cardonecapital.com>
to me

Fri, Nov 15, 2019, 6:27 PM

Brian,

This is the number we are most proud of...

Year to date, we have sent out **$14,256,267** to our Cardone Capital investors

Here are what the last four distributions looked like:

$1,690,543

$1,662,087

$1,393,718

$1,405,073

This month alone was almost **$1.7 Million.**

To be a part of the next distribution, TEXT **CASHFLOW** to: **(305) 407-0276.**

And remember, be sure to share all great things with a friend.

Grant

Grant Cardone
Cardone Capital

* = Targeted returns are subject to change. This communication is for informational purposes only and should not be regarded as a recommendation, an offer to sell securities, or a solicitation of an offer to buy any investment products, financial products, or services. Unless expressly stated, no part of this email or attachments is intended to be binding on Cardone Capital, CardoneCapital.com, Grant Cardone or any of his entities or supersede any issuer offering materials. There are risks associated with investing, including principal loss.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com> Fri, Nov 15, 2019, 1:29 PM

to me

Brian,

This is it, the last day.

Get your money in before the cut off.

I have a team of investment professionals that will walk you through the entire process.

Remember, you can invest your IRA and 401K.

Text **LAST MINUTE** to **(305) 407-0276.**

Feel free to call as well, and don't be surprised if I pick up the phone....

Grant

0	0	0	0
DAYS	HOURS	MINUTES	SECONDS

Message moved to Trash. Undo

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our web site at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com>

to me

Thu, Nov 14, 2019, 10:54 AM

Brian,

This deal is coming to a close,

Don't miss out on this opportunity.

To get your wire before it closes, text **CLOSING** to **(305) 407-0276.**

Include your name along with the amount you're looking to invest.

Only a few spots remain.

Grant


10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.9%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Reply Forward

Re: Fox News/Grant Cardone

{{ first_name }},

Did you see my interview on Fox News?

This is why the super rich are disconnected from the middle class of America.

It doesn't matter how great the economy is today, or the next 100 years.

If you don't play by the wealthy rules, you're not going to benefit from the economy regardless of how good it is.


WATCH NOW!
FOX NEWS channel
▸ GRANT CARDONE | FUND MANAGER, CARDONE CAPITAL
AMERICA'S BOOMING ECONOMY
FOX & friends
NIKKI HALEY
NEXT

We were all taught to save money, the problem with that is the banks don't pay you anything.

You used to be able to earn 10% at the banks, today you earn .012%. It would take you 80 years to double your money.

CALL or TEXT (305) 407-0276 to talk real estate and start playing by the wealthy

Close

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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brian, What Happened?

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Grant Cardone <invest@cardonecapital.com>
to me

Tue, Nov 12, 2019, 5:59 PM

Hey Brian,

You recently completed your investor profile at CardoneCapital.com.

What happened? You are almost there...

Did you have a last minute question, or are you waiting to free up capital?

Either way, we are here 24/7 to help through this investment.

Click here to schedule a call: **5 Minute Investment Call**

Or

To start investing today, **Call or Text (305) 407-0276.**

Peace, Love & Cash Flow.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com>

to me

Mon, Nov 11, 2019, 6:13 PM

Hey Brian,

I live by the philosophy, show, don't tell.

Click the video below to see your next investment....


Watch This...
CARDONE
10X LIVING

This is a partnership directly with me and it's 288 units in Panama City Beach, Florida.

Click here to schedule a no obligation investment call: **Schedule A Call**

If it's more convenient for you, simply text my cell phone at: **(305) 407-0276**.

Peace, Love and Cash Flow.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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1,966 Five Star Google Reviews

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Grant Cardone <invest@cardonecapital.com>
to me

Sat, Nov 9, 2019, 1:51 PM

Hey Brian, Grant here.

Here's what 1,966 people are saying on **Google** about **Cardone Capital**.



Google
Reviews
Cardone Capital
5.0

Message moved to Trash. Undo ×

As one of the leading real estate crowdfunding platforms we are always striving to get great reviews.

Click the below link to push us over 2,000:

do ×

.page/cardonecapital/review

Also, our current deal is getting ready to close. If you're looking to do your initial investment, or push more in.....

Text **DEAL CLOSING** to **305-407-0276.**

Peace, Love and Cash Flow.

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

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Grant Cardone <invest@cardonecapital.com>

to me

Fri, Nov 8, 2019, 11:52 AM

Brian,

How Much Passive Income Funds Your Lifestyle?

Everyday someone ask me **"How much do I need to invest in Cardone Capital to fund my lifestyle?"**

Here's how you do it:

1) Determine the cost needed to fund your household bills each month. If you don't know, take all your bills for last ninety days, add them up and divide by three.

2) Take that amount multiply by 12 and then take that total and divide by the anticipated cash flow of 6%.

- Determine average expenses monthly.
- Or 5k/month x 12 = $60,000 annually
- Divide annual cost of $60,000/.06 = **$1,000,000 invested.**

That investment will fund the cost of your lifestyle as long as you don't increase your expenses. Also notice we haven't touched the original capital or the built up appreciation.

If you don't have **$1 Million**, start with what you do have & keep adding until you have the total needed to fund your cost of living.

Very few investments do this better than the kind of real estate I invest in.

CardoneCapital.com is open to **ALL** investors.

Text **Cardone Capital** to **(305) 407-0276.**

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Would you like to stop receiving these emails? Click to change email preferences or unsubscribe.

Reply   Forward

do ×

Fwd: Two Slots Left ($1 Million Each)

{{ first_name }},

Don't get mad at me if you miss out on this deal.

I just launched it **3 weeks ago** and I am down to my last 2 slots at **$1 Million** each.



10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.9%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

It's now on a first come, first served basis, and this deal will be oversubscribed.

Don't forget, your qualified self-directed IRA and 401K can be used to invest in this deal.

Text **INVEST NOW** to **(305) 407-0276.**

Grant

Close

Grant Cardone
Cardone Capital

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How I Turned 6% Into 15%*

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Grant Cardone <invest@cardonecapital.com>

to me

Wed, Nov 6, 2019, 4:14 PM

Hey Brian, Grant here.

In case you're doing your own deals, here are a few pointers.

1) **Walk the Deals:** There is no way around this. You must walk tons of deals to know what is a great deal, a good deal and a bad deal. I have personally walked tens of thousands of units in my real estate career.



Message moved to Trash. Undo

2) **Underwriting the Deals:** You will need to know how to underwrite the financial aspects of a real estate investment. This includes rental income, other income, all expenses, taxes, insurance, bad debt, concessions, utilities as well as predict the future cap expense required to keep the property current. I underwrite at least 25 deals a week.


UNDERWRITING
THE DEAL

3) **Understanding the Financing:** Shopping and negotiating the financing as well as the future refinancing of the property. This is where the genius of real estate takes place. The leverage offered by the right financing combined with the right management can take a 6% cash flow deal and turn it into 15% annual internal rate of return.*


REAL
ESTATE
INVESTING
with GRANT CARDONE
305.865.8668
HOW TO GET
THE BEST FINANCING

4) **Learn the Management Game:** The least fun part of the deal is managing the day-to-day operations. Before you decide to do it yourself and become a manager and not an investor, it is a gruesome ongoing grind of endlessly managing people, the leasing activities, handling phones, calling on bad debt, evictions, toilets, termites, late night calls, handling expenses, turning apartments, payroll, people, people and people (I could go on)....


RULE

Do these perfectly and you will become **GREAT** at **Real Estate Investing**. Most people simply don't have time to perfect all four of these and this is why I created **Cardone Capital**.

Please text **TOP 4** to: **(305) 407-0276**.

Thank you,

Grant

Grant

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Interesting. Thoughts? Thank you, I will check it out.

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Call or Text Now (Growth Conference 4 Tickets)

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Ryan Tseko <ryan@cardonecapital.com>
to me

Wed, Nov 6, 2019, 1:54 PM

Brian, Ryan here.

Grant just walked into my office and was telling me about a special offer for the 10X Growth Conference coming up in February.

The offer is so good I had to share…

Text me **"GC4"** directly to the cell: **305-407-0276.**

Ryan

Rya Tseko
Cardone Capital

CARDONE CAPITAL

CREATING LONG-TERM WEALTH THROUGH REAL ESTATE INVESTING

Message moved to Trash. Undo ×

ur offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at https://cardonecapital.com/offering-1.

Any interest? Not interested. I am interested.

Reply Forward

do ×

FWD: (Special Notice) You Should Know ....

Hey {{ first_name }}, Grant here.

As an accredited investor, I wanted to give you a special notice.

This deal is coming to a close.



10X LIVING
AT PANAMA CITY BEACH
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	17.9%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A

If you're coming in, now is the time.

Text **10X** to **(305) 407-0276.**

Warren Buffett & Grant Cardone

{{ first_name }},

Warren Buffett said, "Your goal is to make enough **passive income** so that it can fund your desired lifestyle."

I couldn't agree more, passive investment strategies are rapidly growing in popularity and becoming **VERY DIFFICULT** to find.

The most common passive investment opportunities include mutual funds, ETFs, stocks, bonds, dividends, peer-to-peer lending and my favorite, **REAL ESTATE.**

Text **10X** to **(305) 407-0276.**

Real estate is the preferred choice for savvy investors because it combines cash flow, long-term appreciation, capital preservation and great tax benefits.

The downside of real estate is it's very labor intensive and takes a lot of capital.

That is why I created **Cardone Capital**.....

We do **ALL** the heavy lifting and rather than getting money from banks and institutions, I let my **14,000,000** friends, family, customers, followers on Facebook, Instagram, Snapchat, Twitter, Youtube and LinkedIn invest with me.

Text **10X** to **(305) 407-0276.**

Before Social Media and the Jobs Act of 2012 "the everyday investor" didn't have access to these types of deals that were for the ultra wealthy.

Text **10X** to **(305) 407-0276**.

Grant

Close

Grant Cardone
Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.

Reply   Forward

5:11 PM Fri Mar 13 16%

Articles, posts & more...

All activity | Articles | Posts | Documents | Interests

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo • Edited •

#multifamilyinvesting #moneymatters #moneytalk #cashflow #investingtips #passiveincome #realestategoals #moneygoals #investinrealestate #lasvegas #retirementfunds

bit.ly/cclegend



The Four Quadrants of Real Estate
Price
Cash Down (Equity)
NOI
Cash Flow
TEXT (305) 407-0276
with You

250 9 Comments • 19,646 Views

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5:13 PM Fri Mar 13 15%

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Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo • Edited •

What do you love most
about real estate investing ?
.
.

bit.ly/cclegend



ADVANTAGES OF
MULTI-FAMILY INVESTING
1
Easier to add value.
2
Easier to get loans.
3
Defer all gains with no limits.
4
Can write off expenses with no limit.
5
Easier to exit.
TEXT (305) 407-0276

227 7 Comments • 14,350 Views

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5:20 PM Fri Mar 13 11%

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Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees

1mo • Edited •

10,000 people are retiring every day and most of them will depend on retirement accounts to get them through their golden years.

In 2008 retirement accounts lost 1/3rd of their values, many losses more.

Cash flowing Real estate can take care of you through retirement without being exposed to a loss of capital.

Text me to see if your 401K or IRA qualify (305) 407-0276

#realestate #multifamilyinvesting #retirement

bit.ly/cclegend


@RYANTSEKO
This building will take care of you when you can't work

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9,301 views of your post

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo • Edited •

Closed this deal today to put us at 7500 units. This property well located in Florida is 360 units just miles from two other properties we own. This or should.

Provide investors with 6-8% cash flow year one.open for accredited investors & most retirement accounts.

Schedule a call CardoneCapital.com/call

bit.ly/cclegend



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23,483 views of your post

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo • Edited •

Just closed - 360 units in Florida market
7% cash on cash year one.
Interest only loan 10 years

CardoneCapital.com
Available for Non- Accredited investors who never get a chance to invest in quality real estate assets.

bit.ly/cclegend



502 32 Comments • 43,761 Views

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Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo •

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Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
1mo • • Edited

Get your retirement accounts backed by real estate that produces cash flow. I did this for myself and my family and it changed our financial lives forever.

If you're able to self direct your 401(k) or IRA we can have them back by real estate investments that provide cash flow, protect your capital and appreciate...

All of which would sit in your retirement vehicle. Schedule a call with me to see if you qualify. Available for accredited and non-accredited investors

bit.ly/cclegend



10X
00:54

357 27 Comments • 16,230 Views

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Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
2mo • • Edited

Get control of your IRA & 401K.
Multiply their earning potential and protect your market gains.

Schedule a call to see you qualify
CardoneCapital.com/call

bit.ly/cclegend



00:46

245 | 7 Comments • 8,849 Views

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8,849 views of your video

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
2mo •

The key to staying motivated all year long is...

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Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/ Business Programs • Creator of 10X Movement • 500 Employees
2mo • • Edited

If you've invested $100,000 with me at Cardone Capital I want to offer you a free seat at the 10 X Growth Conference in our special 10X VIP suites.

Email ryan@cardonecapital.com

bit.ly/cclegend



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5:34 PM Fri Mar 13 6%

What makes a great real estate investment?
1. Cash Flow
2. Location
3. Value-Ad Oppty
4. Bought below replacement cost
5. Scale - Size matters
6. Next Buyer is institution

This one has all six. Schedule a 5 min call today to find out why I think it's my best deal to date.

CardoneCapital.com/call

bit.ly/cclegend


10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X
Targeted Investment Period:	10 Years
Investment Profile:	Class A

Leave your thoughts here... Post

Home My Network Post Notifications Jobs

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Retire early by investing with me in real multifamily assets at Cardone Capital.

Text: "Retire"
To: (305) 407-0276
http://bit.ly/cclegend

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Retire early by investing with me in real multifamily assets at Cardone Capital.

Text: "Retire"
To: (305) 407-0276
http://bit.ly/cclegend

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Retire early by investing with me in real multifamily assets at Cardone Capital.

Text: "Retire"
To: (305) 407-0276
http://bit.ly/cclegend

1 · 1 Comment

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Message me to get invested in real assets!
Text: LinkedIn
To: (305) 407-0276

http://bit.ly/cclegend



REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276



Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...

3mo • Edited •

Message me to get invested in real assets!

Text: LinkedIn

To: (305) 407-0276

http://bit.ly/cclegend



REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Message me to get invested in real assets!
Text: LinkedIn
To: (305) 407-0276

http://bit.ly/cclegend



REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Message me to get invested in real assets!
Text: LinkedIn
To: (305) 407-0276

http://bit.ly/cclegend


REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...

3mo • Edited •

Message me to get invested in real assets!

Text: LinkedIn

To: (305) 407-0276

http://bit.ly/cclegend



REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE
CAPITAL
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Message me to get invested in real assets!
Text: LinkedIn
To: (305) 407-0276

http://bit.ly/cclegend



REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Message me to get invested in real assets!
Text: LinkedIn
To: (305) 407-0276

http://bit.ly/cclegend


REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE CAPITAL
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo •

Cardone Capital's last non-accredited fund, Cardone Equity Fund V, was oversubscribed in less than 10 months and made us the first to raise US $50 million in crowdfunding via social media! 🙌 💰

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

http://bit.ly/cclegend


Cardone Equity Fund V set a record when it was the first ever to raise $50 million via Reg. A+ (utilizing crowdfunding).
CARDONE CAPITAL
AT SAWGRASS
501-UNITS / SUNRISE, FLORIDA
10X LIVING
AT DELRAY
10X LIVING
AT BREAKFAST POINT
+1

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

Happy Distribution Day! 🎉 Every month my goal with @Cardone Capital is to send out cash flow distributions to my investors.

To keep it simple, we collect rents on the 5th so you get paid on the 15th.! 🙌

If you received a distribution let me know!!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

http://bit.ly/cclegend


CARDONE
CAPITAL
DISTRIBUTIONS PAID
TO OUR INVESTORS IN DECEMBER
$1.8 MM
TEXT (305) 407-0276

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend


10X LIVING
AT BREAKFAST POINT
360-UNITS / PANAMA CITY BEACH, FLORIDA



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...

3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...

3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend



Grant Cardone

Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...

3mo • Edited •

This month alone we sent out $1.853 Million in cash distributions.

Every month our goal is to send out cash flow distributions to our investors.

Text Cardone Capital to (305) 407-0276.

http://bit.ly/cclegend

Grant Cardone
Real Estate Investor $1.8B AUM • Author 21 Bestselling Books/Business Pr...
3mo •

Text CARDONE CAPITAL to (305) 407-0276.

#wealthbuilding #realestateinvesting #grantcardone #passiveincome #passiveincome #investinrealestate #millionairelifestyle #realesate #investinrealestate #10x #multifamilyinvesting #ryantseko #brianhrobb #moneytalk #realestate #multifamily #potential #wealth #globalbusiness #businessleaders

http://bit.ly/cclegend


CARDONE CAPITAL
TEXT (305) 407-0276
UNIVERSAL INFLUENCER

CardoneCapital.com/Invest

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


10X

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


THEY TRADED MONEY FOR LAMBORGHINI WHILE
I INVESTED IN REAL ESTATE & DROVE A CAMRY.
10X FLEX

Just bought this beast

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.





Wait til I go mainstream with CardoneCapital.com

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CARDONE
CAPITAL
PARTNER WITH THE BEST
IN THE BUSINESS!
INVEST WITH US TODAY
www.CardoneCapital.com
833-822-7435

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


Houston, TX
351 Units
15% Projected IRR*
2.0x-3.0x Equity Multiple


Naples, FL
456 Units
15% Projected IRR*
2.0-3.0x Equity Multiple


Delray Beach, FL
346 Units
15% Projected IRR*
2.5x-3.0x Equity Multiple

How CardoneCapital.com is different from other real estate funds & REITs

1) I purchase property with my money & stabilize before you invest.
2) Pay cash monthly to investors
3) Share tax write offs with investors
4) Pay zero to brokers
5) I personally pick Properties & negotiate all terms for the group.

Text 305-407-0276
#wealthbuilding #passiveincome #realestateinvesting #Realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

CARDONECAPITAL.COM

Cardone Capital - Real Estate Investing For Everyday Investors

With Cardone Capital, you won't find complex deals or confusing structures. Our real estate investing funds are created through real value and great...

How to Earn $5000 a month in passive income. CardoneCapital.com

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


CASH FLOW
$1,000,000 invested in CardoneCap
should pay $5000 per month*
& your original investment should
worth DOUBLE when we close ou


CARDONE
CAPITAL
CREATING LONG-TERM WEALTH
THROUGH REAL ESTATE INVESTING
fferings under Rule 506(c) are for accredited investo
OUR CURRENT REGULATION A OFFERING, NO S
BE MADE TO YOU IN THIS OFFERING IF THE
EGATE PURCHASE PRICE YOU PAY IS MORE TH
OF THE GREATER OF YOUR ANNUAL INCOME OF
TH. DIFFERENT RULES APPLY TO ACCREDITED
STORS AND NON-NATURAL PERSONS. BEFORE
NG ANY REPRESENTATION THAT YOUR INVESTM
NOT EXCEED APPLICABLE THRESHOLDS, WE
URAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF
LATION A. FOR GENERAL INFORMATION ON
STING, WE ENCOURAGE YOU TO REFER

cardonecapitalofficial •••



WE BUY
CARDONE CAPITAL
YOU INVEST
HOW IT WORKS
YOU GET PAID MONTHLY
WE COLLLECT RENT

benefits as an actual real estate owner without the headaches.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

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10X LIVING
AT COLUMBIA TOWN CENTER
A CARDONE CAPITAL PROPERTY

Targeted Investor IRR:	15.1%*
Targeted Equity Multiple:	2.5-3.0X*
Targeted Investment Period:	10 Years
Investment Profile:	Class A













Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

Tag Photo | Add Location | Edit

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

Write a comment...


The Four Quadrants of Real Estate
Price
Cash Down (Equity)
NOI
Cash Flow
TEXT (305) 407-0276
cardonecapitalofficial

--
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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

Tag Photo | Add Location | Edit

Write a comment...

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



CARDONECAPITAL.COM

Cardone Capital - Real Estate Investing For Everyday Investors

Grant Cardone
January 24 ·

$550M in new deals closed last quarter. A total of $1.5B and I'm just getting started.
.
I'm Building a $10B business backed by real assets that produce real cash flow. With a shortage of yield producing assets in the world today this is going to be a massive ipportunity for many people.
.
.
#Real estate #Investing #Fun #Opportunity #Business #Guild #CashFlow #WallStreet #RetirementFunds #WallStreetJournal
--
--
--
--
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



10X
LIVING







Grant Cardone
January 20 ·

Want to earn 6-10% on your IRA & 401K without risking in the stock market?

That's what I do. I moved my retirement accounts into real estate so my retirement was backed by REAL assets.

Schedule a call today to see if you can do the same
CardoneCapital.com/call

--
--
--
--
--

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.

CARDONECAPITAL.COM

Cardone Capital - Real Estate Investing For Everyday Investors

With Cardone Capital, you won't find complex deals or confusing...



Grant Cardone
January 15 ·

Long time ago I realized I needed my own personal policies & rules for investing. Having an accountant or financial planner wasn't enough, I needed my own set of rules.

After losing money more than once on 'tips' and the "next great thing," I decided to come up with a strict set of rules for when & what I would invest in.

I actually wrote these rules out and kept them where I could see them so when anyone pitched me an idea I would refer to this list to see how many applied. If more than one was missing I know to say, "no thanks."

These have never failed me and removed drama and uncertainties from the financial part of my life.

Grant Cardone' Investing rules

1. if it doesn't cash flow, it's no.
2. Leverage - Investments that provide leverage allow me to grow wealth faster.
3. Investment must be able to service debt
4. Tax benefits.
5. Appreciation almost certain & possibility of loss close to zero.
6. Never trade paper for paper. Trade up. (This knocks out reit's & stocks).
7. Never do business with people I don't like no matter how good the deal is.
8. If it's not simple don't do it.

What policies do you have to add to the list? Look forward to your comments

Grant Cardone
CardoneCapital.com
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--
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



CARDONECAPITAL.COM
Cardone Capital - Real Estate Investing For Everyday Investors
With Cardone Capital, you won't find complex deals or confusing...

Grant Cardone
Yesterday at 7:55 AM ·

US stocks have lost $7.8 trillion in value since Feb 19. More losses to come!

I've been warning you for 9 months. Protect yourself by investing in real assets that produce cash flow. CardoneCapital.com

Real assets that produce cash flow are proven assets in times like these and were the first to bounce back after 2008 crisis. This will be even more true as this event unfolds. People have to live somewhere - they do t have to go to restaurants, movies, theme parks or even to an office .... they must live somewhere.

Cardone Capital is open for IRA, 401k and to both accredited & non-accredited.

.

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



CARDONECAPITAL.COM

Cardone Capital - Real Estate Investing For Everyday Investors

With Cardone Capital, you won't find complex deals or confusing...

Grant Cardone
February 4 ·

The beauty of real estate is you do t depend on one way to create wealth.
CardoneCapital.com

We have thirty spots of $1M each
--
--
--
--
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.


The Four Quadrants of Real Estate
Price
Cash Down (Equity)
NOI
Cash Flow
TEXT (305) 407-0276
cardonecapitalofficial


CARDONE CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

Our offerings under Rule 506(c) are fo accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

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NOVEMBER 5, 2019

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CARDONE CAPITAL
EXAMPLE OF
$100K INVESTMENT
OVER 10 YEARS
$400K
$300K
$200K
$100K
$250K
2YRS
4YRS
6YRS
8YRS
10YRS
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

#MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

439 likes

NOVEMBER 5, 2019

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WHAT IS
THE AVERAGE
HOLD TIME?
CARDONE
CAPITAL

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accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

189 likes

NOVEMBER 5, 2019

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INVEST NOW.
THANK ME
LATER.
CARDONE
CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

583 likes

NOVEMBER 6, 2019

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CARDONE CAPITAL
HOW DOES
CARDONE CAPITAL
WORK?
WE BUY
YOU INVEST
WE COLLECT RENT
YOU GET PAID
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

is ready to answer them

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

351 likes

NOVEMBER 6, 2019

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CARDONE CAPITAL
LIABILITY
ASSET
GENERATES EXPENSES
DEPRECIATES IN VALUE
NO PROFIT
MONTHLY DISTRIBUTIONS
APPRECIATES IN VALUE
TAX BENEFITS
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

money, gives you financial freedom and makes you happier in the long run.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

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NOVEMBER 7, 2019

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CARDONE CAPITAL
WILL RENTS CONTINUE TO GROW?
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com/offering-1

18w

johnnybeegoods278 Yes💪🌹🍋

17w 1 like Reply

160 likes

NOVEMBER 7, 2019

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CARDONE CAPITAL
IT DOESN'T PAY TO WAIT!
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

Call or text us now: 305-407-0276/833.822.7435

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

238 likes

NOVEMBER 8, 2019

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CARDONE CAPITAL
HOW WE COMPARE
FEATURES
CARDONE CAPITAL
FUNDRISE
PATCH OF LAND
INVESTMENT AMOUNT
US $5,000
US $500
US $5,000
HIDDEN FEES
ACCREDITED INVESTORS
NON-ACCREDITED INVESTORS
ANNUAL FEE
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial Don't just take our word for it. See for yourself and let us know what is better.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

447 likes

NOVEMBER 8, 2019

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"NEVER LOWER YOUR TARGET; INCREASE YOUR ACTIONS."
GRANT CARDONE
CARDONE CAPITAL
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial Don't change the goals you have set for yourself to make it easier for you, change what you're doing to get them done!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME

1,179 likes

NOVEMBER 9, 2019

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If you don't know
REAL ESTATE INVESTING
it's real estate code
You won't buy

cardonecapitalofficial • Follow
Cardone Capital

cardonecapitalofficial Do your research!

Find out about what you don't know, write down what your goal is and speak with an expert on the topic if you're still unsure. Knowledge is key

#cardonecapital #multifamilyinvesting #realestate #realestateinvesting

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE

5,929 views

NOVEMBER 11, 2019

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CARDONE CAPITAL
CARDONE CAPITAL SATISFIED NEW INVESTOR
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

Congrats on starting!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

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NOVEMBER 12, 2019

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YOU CAN NOW
INVEST
401K/IRA
@CARDONECAPITAL.COM
TEXT: 305407-0276
You can now
INVEST
IRA/401K
@CardoneCapital.com
TEXT:
305-407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial Yes! You can NOW INVEST with your IRA/401k Call or text NOW 305-407-0276 @grantcardone @elenacardone

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

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NOVEMBER 12, 2019

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FOX NEWS .com
GRANT CARDONE | FUND MANAGER, CARDONE CAPITAL
AMERICA'S BOOMING ECONOMY
FOX & friends
NIKKI HALEY
NEXT
JPMorgan CEO says America's economy is the most prosperous the world has ever seen

cardonecapitalofficial • Follow

cardonecapitalofficial Go to school, get a good job and save for retirement. What set of rules will you play by?

Full Link in Bio @grantcardone

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

1,622 likes

NOVEMBER 12, 2019

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MULTIFAMILY INVESTING
VS
REIT
REAL ESTATE INVESTMENT TRUST
CARDONE CAPITAL

cardonecapitalofficial • Follow

#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

290 likes

NOVEMBER 13, 2019

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REAL ESTATE SIMPLIFIED
SINGLE-FAMILY
VS
MULTI-FAMILY
1 MOVE OUT
0% OCCUPIED
NO INCOME
4 MOVE OUT
90% OCCUPIED
MAX INCOME: $30,000.00
CARDONE CAPITAL
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial "Cash should be invested today. Your cash must get invested into the market place where it can provide you with cash flow, not just cash." - @grantcardone

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE

585 likes

NOVEMBER 14, 2019

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"CASH IS NOT KING...
CASH FLOW IS KING."
GRANT CARDONE
CARDONE CAPITAL
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

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NOVEMBER 15, 2019

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DISTRIBUTION
DAY!

cardonecapitalofficial • Follow
Cardone Capital

#realestateinvesting #mailboxmoney #distributionday

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

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NOVEMBER 15, 2019

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CARDONE CAPITAL
TAX BENEFITS
CASH FLOW
LEVERAGE
APPRECIATION
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow •••

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO

577 likes

NOVEMBER 16, 2019

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CARDONE CAPITAL
WHAT IS THE
RETURN ON
INVESTMENT?

cardonecapitalofficial • Follow •••

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

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NOVEMBER 18, 2019

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"This economic concept of saving money has failed American people. $5.3 trillion is sitting dead in equity in homes. Imagine if that money was reinvested."
Grant Cardone

cardonecapitalofficial • Follow
Cardone Capital

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

523 likes


CARDONE
CAPITAL
CARDONE CAPITAL SATISFIED INVESTORS
TEXT "INVEST"
TO (305) 407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial "We just hit over 63,597 in distributions this year alone... And it's still November." -Joe Layne @thejoelayne
Cardone Capital Investor
#CardoneCapital
#MultifamilyInvesting #10XLiving
#testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

260 likes
NOVEMBER 19, 2019

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BENEFITS OF
CARDONE
CAPITAL
CARDONE
CAPITAL

cardonecapitalofficial • Follow

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO

275 likes

NOVEMBER 19, 2019

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CARDONE
CAPITAL
WOODWAY
SQUARE
TEXT (305) 407-0276

cardonecapitalofficial • Follow

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

327 likes

NOVEMBER 19, 2019

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CARDONE
CAPITAL
(CASH FLOW x UNITS) + TIME = APPRECIATION
GRANT CARDONE

cardonecapitalofficial • Follow

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A

614 likes

NOVEMBER 20, 2019

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WHICH STOCKS
REAL ESTATE INVESTING with GRANT CARDONE
HOME STUDY COURSE
TO INVEST IN

cardonecapitalofficial • Follow
Cardone Capital

#investing

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO

6,216 views

NOVEMBER 21, 2019

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Cardone Capital
CARDONE CAPITAL

cardonecapitalofficial • Follow ...
Cardone Capital

cardonecapitalofficial Headquarters #cardonecapital @grantcardone

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE

825 likes

NOVEMBER 21, 2019

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PUT YOUR
IRA/401K
TO WORK IN
REAL ASSETS
TEXT (305) 407-0276
CARDONE CAPITAL

cardonecapitalofficial • Follow ...

cardonecapitalofficial Is your money sitting in an IRA/401K! Why not put them in real multi-family assets 💰🏢

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS

330 likes

NOVEMBER 22, 2019

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THE REAL DEAL
SOUTH FLORIDA REAL ESTATE NEWS
CARDONE CAPITAL

cardonecapitalofficial • Follow

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

650 likes

NOVEMBER 22, 2019

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DON'T MAKE
@GRANTCARDONE
REAL ESTATE INVESTING with GRANT CARDONE
305.865.8668
NUMBER ONE, UNDERSTAND THIS.
THE BIGGEST MISTAKE YOU ARE GOING TO MAKE
THESE MISTAKES

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Cardone Capital

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

5,459 views

NOVEMBER 25, 2019

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CARDONE
CAPITAL
DISTRIBUTIONS
PAID YEAR TO DATE
$14,256,267
TEXT (305) 407-0276

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Currently we have given back US $14 million to thousands of investors. We hope you were one of them 👌❤️🏢

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.
BEFORE MAKING ANY

599 likes

NOVEMBER 25, 2019

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

cardonecapitalofficial • Follow

Don't wait! 👌❤️🏢

#CardoneCapital
#MultifamilyInvesting #10XLiving
#testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

268 likes

NOVEMBER 26, 2019

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CARDONE CAPITAL
HAPPY
THANKSGIVING
from your Cardone Capital Family
We are thankful
for all of our investors
TEXT (305) 407-0276

cardonecapitalofficial • Follow
Cardone Capital

cardonecapitalofficial I am thankful for all of you that have trusted me to invest with! I will never let you down 👌❤️🏢

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate #thanksgiving

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS

181 likes
NOVEMBER 28, 2019

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CARDONE CAPITAL
10X LIVING
AT DELRAY
TEXT (305) 407-0276

cardonecapitalofficial • Follow
10x Living at Delray

property has 346 total units, was built in 2017, acquired in 2018, has tennis courts, walking/jogging trail, heated spa 24/hr fitness center and more 🙌

What do you think?

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate #realassets #investing
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

415 likes
NOVEMBER 29, 2019

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CARDONE CAPITAL
LIABILITY
ASSET
GENERATES EXPENSES
DEPRECIATES IN VALUE
NO PROFIT
MONTHLY DISTRIBUTIONS
APPRECIATES IN VALUE
TAX BENEFITS
TEXT (305) 407-0276

cardonecapitalofficial • Follow ···

cardonecapitalofficial "Cash should be invested today. Your cash must get invested into the market place where it can provide you with cash flow, not just cash." -@grantcardone

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS

591 likes

DECEMBER 2, 2019

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CARDONE CAPITAL
RETIRE EARLY BY INVESTING WITH GRANT
TEXT (305) 407-0276

cardonecapitalofficial • Follow ···
Cardone Capital

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR

529 likes

DECEMBER 2, 2019

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CARDONE
CAPITAL
"REAL ESTATE IS AN IMPERISHABLE ASSET, EVER INCREASING IN VALUE."
RUSSELL SAGE

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#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

438 likes

DECEMBER 3, 2019

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REAL ESTATE
STOCKS
VS
APPRECIATION
REAL ASSETS
CASH FLOW
NO APPRECIATION
NOT REAL ASSETS
HIGH RISK
CARDONE
CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow ···

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

616 likes

DECEMBER 3, 2019

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cardonecapitalofficial · Follow

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV

2,050 views

DECEMBER 3, 2019

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THE IMPORTANCE OF
CASH FLOW
CARDONE CAPITAL

cardonecapitalofficial · Follow

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate #investing #investment
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

498 likes

DECEMBER 4, 2019

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CARDONE CAPITAL
10X LIVING AT SAWGRASS
10X LIVING
AT SAWGRASS
TEXT (305) 407-0276

cardonecapitalofficial • Follow
10X Living at Sawgrass

center and more

We took a tour of this property last week! Watch the highlights above for an inside look

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate
#investing #investment
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

358 likes

DECEMBER 4, 2019

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CARDONE CAPITAL
INVESTOR OF THE WEEK
TEXT "INVEST" TO (305) 407-0276

cardonecapitalofficial • Follow

#MultifamilyInvesting #10XLiving
#testimonialthursday
#realestateinvesting

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR

245 likes

DECEMBER 5, 2019

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Single-Family
Property
VS
Multi-Family
Property
RENT: $1,800
MAX INCOME: $1,800
13 UNITS X $900
MAX INCOME: $11,700
CARDONE CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow

one will get you to your target goal faster.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

869 likes

DECEMBER 5, 2019

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LET GRANT WORK
FOR YOU!

cardonecapitalofficial • Follow
Cardone Capital

cardonecapitalofficial Focus on what is most important (distributions) and let us do all of the hard work for you! 🙌

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS

3,726 views

DECEMBER 5, 2019

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CARDONE CAPITAL
INVEST
WITH ME THIS
HOLIDAY SEASON
TEXT (305) 407-0276

cardonecapitalofficial • Follow

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

408 likes

DECEMBER 6, 2019

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CARDONE CAPITAL
I DON'T HAVE UP & DOWN DAYS
I INVEST IN REAL ESTATE
THAT PAYS ME EVERY MONTH.
GRANT CARDONE

cardonecapitalofficial • Follow

Ask us how!

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

502 likes

DECEMBER 6, 2019

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CARDONE CAPITAL
DISTRIBUTIONS PAID
TO OUR INVESTORS IN NOVEMBER
$1.7 MM
TEXT (305) 407-0276

cardonecapitalofficial • Follow
Cardone Capital

investors

Will you be receiving a distribution on the 15th of December? 🎄

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

354 likes

DECEMBER 6, 2019

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CARDONE CAPITAL
HOW ARE WE
DIFFERENT?
Broker Dealer Fees with
CARDONE CAPITAL
0%
VS
Broker Dealer Fees with
COMPETITORS
10%

cardonecapitalofficial • Follow

407-0276 📞

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

234 likes

DECEMBER 9, 2019

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WHY SHOULD
I INVEST?
CARDONE CAPITAL

cardonecapitalofficial • Follow ···

Call us for more information and start investing! 📞

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

182 likes

DECEMBER 9, 2019

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GROW YOUR MONEY
WITH CARDONE CAPITAL
YEAR 10
YEAR 8
YEAR 6
YEAR 4
YEAR 2
YEAR 1
CARDONE CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow ···

2.5x!

Surprise yourself with a distribution treat every month! 💰

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING. NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

335 likes

DECEMBER 9, 2019

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

cardonecapitalofficial • Follow

been collecting distributions since!

Why wait?! 👌❤️🏢

#CardoneCapital
#MultifamilyInvesting #10XLiving
#testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS

277 likes

DECEMBER 10, 2019

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CARDONE
CAPITAL
TEXT (305) 407-0276
IF YOU HAVE QUESTIONS
WE HAVE ANSWERS

cardonecapitalofficial • Follow
Cardone Capital

Text/call: (305) 407-0276

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

211 likes

DECEMBER 10, 2019

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INVEST IN REAL ESTATE,
YOUR FAMILY WILL
THANK YOU.
GRANT CARDONE
CARDONE
CAPITAL

cardonecapitalofficial • Follow

decades to come!

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

429 likes

DECEMBER 10, 2019

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CARDONE
CAPITAL
LEVERAGE
CASH FLOW
APPRECIATION
TAX BENEFITS
TEXT (305) 407-0276

cardonecapitalofficial • Follow

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

733 likes

DECEMBER 11, 2019

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CARDONE CAPITAL
GIVE THE GIFT OF INVESTING
TEXT (305) 407-0276

cardonecapitalofficial • Follow ···

#CardoneCapital
#MultifamilyInvesting #10XLiving
#realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

164 likes

DECEMBER 12, 2019

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Before you start investing in real estate...
grantcardone

cardonecapitalofficial • Follow ···

.
#entrepreneur #money #realestate
#investment #success #millionaire
#10x

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE

6,547 views

DECEMBER 12, 2019

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10X LIVING AT SAWGRASS
Cardone Equity Fund V set a record when it was the first ever to raise
$50 million
via Reg. A+ (utilizing crowdfunding).
CARDONE CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow
Cardone Capital

cardonecapitalofficial Our last non-accredited fund, Cardone Equity Fund V, was oversubscribed in less than 10 months and made us the first to raise US $50 million in crowdfunding via social media!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME

372 likes

DECEMBER 12, 2019

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"I would say that the outlook on **real estate is strong**... there's a growing demand for rental properties in the state of Florida."
Don Peebles
CARDONE CAPITAL
TEXT (305) 407-0276

cardonecapitalofficial • Follow

cardonecapitalofficial There's a growing demand for apartments in Florida. This is why we always look for properties where the market is constantly growing!

Invest in real assets with us!

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME

377 likes

DECEMBER 13, 2019

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peace.
love.
cashflow.

cardonecapitalofficial • Follow
Cardone Capital

cardonecapitalofficial Peace, Love & Cash Flow 🤑
.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

509 likes

DECEMBER 13, 2019

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SANTA ARRIVED
EARLY

cardonecapitalofficial • Follow

send out cash flow distributions to our investors. To keep it simple, we collect rents on the 5th so you get paid on the 15th.

#CardoneCapital #MultifamilyInvesting #10XLiving #realestateinvesting #realestate

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

8,690 views

DECEMBER 16, 2019

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CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

cardonecapitalofficial • Follow ...

our successful network marketing business!"

Why wait?! 👌❤️🏢

#CardoneCapital
#MultifamilyInvesting #10XLiving
#testimonialtuesday

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

339 likes

DECEMBER 17, 2019

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CARDONE
TEXT (305) 407-0276
UNIVERSAL INFLUENCER

cardonecapitalofficial • Follow ...
Cardone Capital

cardonecapitalofficial Text CARDONE CAPITAL to (305) 407-0276.
#10xrule #realestate #realestatelife
#grantcardone #follow
#cardonecapital
-
-
-
Our offerings under Rule 506(c) are for accredited investors only. FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

534 likes

DECEMBER 18, 2019

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CARDONE
CAPITAL
RESERVE
AT ORMOND BEACH
TEXT (305) 407-0276

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Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

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DECEMBER 18, 2019

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CARDONE
CAPITAL
"Columbia Town Center
is closing this Friday."
Grant Cardone
TEXT (305) 407-0276

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Cardone Capital

Text 305.407.0276 and get your money in today!

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Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.
BEFORE MAKING ANY

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DECEMBER 19, 2019

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"I don't buy every real estate deal, but when I do I know it'll be cash flowing."
-Grant Cardone
CARDONE CAPITAL
THE MOST INTERESTING
EAL ESTATE INVESTOR IN THE WORLD.

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interesting real estate investor in the world. #realestatelife #followforfollowback #grantcardone #elenacardone #ryantseko #cardonecapital #investing #investor #mostinterestingmanintheworld -
-
-
-

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

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DECEMBER 19, 2019

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"LET'S TAKE YOUR RETIREMENT MONEY INTO ORBIT."
-Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

358 likes

DECEMBER 19, 2019

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THE 8TH WONDER
REAL ESTATE INVESTING with GRANT CARDONE
CARDONE CAPITAL
OF THE WORLD

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cardonecapitalofficial 40% of the year you're working for the government the other 60% you're working for yourself. Get that 60% growing! 💰📈

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Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

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DECEMBER 20, 2019

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GET YOUR FREE COPY TODAY!
HOW TO CREATE WEALTH INVESTING IN REAL ESTATE
GRANT CARDONE
CARDONE CAPITAL
TEXT "FREE BOOK" TO (305) 407-0276

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

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DECEMBER 21, 2019

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SUCCESS
MAKE MORE MONEY in 2020
GRANT CARDONE'S SALES AND GROWTH LESSONS
STARTING FROM SCRATCH
HAVE PATIENCE
16 TIMELESS FINANCIAL TRUTHS
"$1.5B AUM & 7,068 UNITS LATER, MAKING MAGAZINE COVERS."
-Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

#cardonecapital #grantcardone #realestatelife #realestateinvesting #realestateinvestor #invest #investment #investing #followforfollowback #follow4followback
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

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DECEMBER 23, 2019

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CARDONE CAPITAL
CARDONE 2024
MAKE REAL ESTATE INVESTING GREAT AGAIN!

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Cardone Capital

cardonecapitalofficial Text 2024 to (305) 407-0276 and invest today👌
#election2020 #president #presidenttrump #grantcardone #cardonecapital #invest #investor #investing #realestate #realestateinvesting #politics
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

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DECEMBER 23, 2019

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CARDONE CAPITAL
INVESTOR OF THE WEEK
TEXT "INVEST" TO (305) 407-0276

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What are your investment goals?
👌❤️🙏

#investoroftheweek #investor #investment #investors #cardonecapital #grantcardone #10x #wealth #multifamily

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

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DECEMBER 24, 2019

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THIS MONTH ALONE
I PAID OUT $1.8 MILLION TO INVESTORS.
AND UNLIKE SANTA,
I PAY SIMILAR DISTRIBUTIONS EVERY SINGLE MONTH.

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#investor #10xrule #investing #santaclaus #christmas #santa

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR

679 likes

DECEMBER 24, 2019

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INVEST IN THE
REAL ESTATE INVESTING with GRANT CARDONE
CARDONE CAPITAL
DEAL BEHIND ME!

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#CardoneCapital #MultifamilyInvesting #grantcardone #elenacardone #realestateinvesting #realestate #investment #realestatelife #investor #10xrule #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

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DECEMBER 25, 2019

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cardonecapitalofficial • Follow ···

cardonecapitalofficial Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR

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DECEMBER 26, 2019

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Cardone Capital

Instagram

The link to this photo has been taken down because it gives brilliant investment advice.

For more information
TEXT or CALL (305) 407-0276

Visit: CardoneCapital.com

cardonecapitalofficial Text LOL to (305) 407-0276.

#cardonecapital #grantcardone #invest #investing #investment #realestate #realestateinvesting #realestateinvestment #10x
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING. NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

651 likes

DECEMBER 26, 2019

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WHEN IT COMES
TO INVESTING....
IT'S IMPORTANT
TO ALWAYS BE FIRST.

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Cardone Capital

#firstplace #followforfollowback #cardonecapital #grantcardone #invest #investing #investor #realestate #realestateinvestor #realestateinvesting #trackandfield #olympics #sports #nike #justdoit #usainbolt #usa #jamaica #thebest #fast #fastest
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING. NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

722 likes

DECEMBER 26, 2019

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WHAT DID YOU
INVEST IN?

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Cardone Capital

#CardoneCapital #MultifamilyInvesting #grantcardone #elenacardone #realestateinvesting #realestate #investment #realestatelife #investor #10xrule #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

3,995 views

DECEMBER 27, 2019

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THE NEW INVESTMENT
RENAISSANCE HAS BEGUN

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Fontana Di Trevi-Roma

Text "ROME" to (305) 407-0276.
IT #rome #fontanaditrevi #italy #rennaissance #statue #cardonecapital #grantcardone #multifamilyinvesting #investing #investor #investment #realestatelife #realestate #colosseum #michaelangelo #davinci #pasta #pizza #ferrari
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

374 likes

DECEMBER 27, 2019

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10X LIVING AT COLUMBIA TOWN CENTER | 531 UNITS
FUND ASSETS
To date, Fund VIII has acquired 2 asset
Growth of $100K Investment in CEF VIII

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cardonecapitalofficial This could be my best CashFlow deal to date*

Call me to find out why.. link in bio to get on a call with my top team members. —— Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

2,556 views

DECEMBER 29, 2019

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TEXT (305) 407-0276
MERCURY Racing
104
CARDONE CAPITAL
10X
WIN THE INVESTMENT
RACE TODAY WITH
CARDONE CAPITAL!

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cardonecapitalofficial Text "WIN THE RACE" to (305) 407-0276.

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #boat #boatrace #speedboat #grantcardone #ocean #yachts #yacht #luxuryyacht #fast

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

477 likes

DECEMBER 30, 2019

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CASH FLOW
FROM DAY 1
REAL ESTATE INVESTING with GRANT CARDONE
CARDONE CAPITAL

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Cardone Capital

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #cashflow #tesla #teslatruck #alberteinstein #2020 #money
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

3,349 views
DECEMBER 31, 2019

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CARDONE CAPITAL
10X
THE BEST MUSICAL OF THIS CENTURY
HAPPY NEW
CARDONE
2024

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#realestatelife #timesquare #nyc #newyork #balldrop #bye2019 #2020 #welcome2020 #balldrop2019 #newyorkcity

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED

2,075 likes
DECEMBER 31, 2019

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"THE SPOTLIGHT IS NOT ON THE SKY...
IT'S ON MY NEW DEAL."
-GRANT CARDONE
CARDONE CAPITAL

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#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #spotlight #cashflow #wholefoods #columbia #maryland

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

308 likes

JANUARY 1

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THE BIG
FIVE REASONS
Reasons people Invest in Real Estate

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Cardone Capital

#realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #realestateinvestor #cashflow #capitalpreservation #investing

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE

8,277 views

JANUARY 2

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REAL ESTATE INVESTING
SIMPLIFIED
SINGLE-FAMILY
VS
MULTI-FAMILY
High Risk of Vacancy
Number of Units Reduces Vacancy Risk
Income Limited
Income Potential
Limited Appreciation
Appreciation Multiplier
Attracts Single Buyers
Attracts Investors
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

#CardoneCapital
#MultifamilyInvesting #10xrule
#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife #spotlight #cashflow
#capitalpreservation #investing
#singlefamily
#multifamily #residential
#commercial #apartments
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

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JANUARY 3

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"Just so you understand, my entire life I have been helping people. My purpose and mission is to help people."
-GRANT CARDONE
TEXT (305) 407-0276
CARDONE CAPITAL

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Cardone Capital

#CardoneCapital
#MultifamilyInvesting #10xrule
#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife #inspiration
#motivation #positivity #investing
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

457 likes
JANUARY 6

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LET ME DO THE WORK
FORGET THE HEADACHES
REAL ESTATE INVESTING with GRANT CARDONE
CARDONE CAPITAL
REAL ESTATE

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Cardone Capital

407-0276.

#CardoneCapital #MultifamilyInvesting #grantcardone #elenacardone #realestateinvesting #realestate #investment #realestatelife #investor #10xrule #headache #headacherelief #tylenol #advil #stress #stressrelief #landlord #cashflow
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS

3,296 views
JANUARY 6

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CARDONE 2024
CARDONE 2024
CARDONE 2024

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Cardone Capital

#leadership #gamechanger #cardonecapital #grantcardone #politics #political #president #wealth #money #multifamily #multifamilyinvesting #commercialrealestate #realestate #realestatelife #therealdeal #cbre #jll #colliers #cushwake #obama #donaldtrump #kennedy
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

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JANUARY 7

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HOW TO BUY
LUXURIES
WHAT MOST PEOPLE DO
EARNED INCOME
USE EARNED INCOME TO BUY LUXURIES
WHAT WEALTHY PEOPLE DO
EARNED INCOME
INVEST IN REAL ESTATE
USE CASH FLOW TO BUY LUXURIES
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

#Multifamilylnvesting #10xrule
#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife
#ferrari #lamborghini #investing
#cashflow #luxury #luxuries
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

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JANUARY 8

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WHAT MAKES A GREAT
REAL ESTATE INVESTMENT?
CASH FLOW
LOCATION
VALUE ADD OPPORTUNITY
BOUGHT BELOW REPLACEMENT COST
SCALE - SIZE MATTERS
NEXT BUYER IS AN INSTITUTION
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

.
.
#CardoneCapital
#Multifamilylnvesting #10xrule
#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife #columbia #maryland
#realestatedeals #investing
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

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JANUARY 9

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00:00

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cardonecapitalofficial About Cardone Capital

#cardonecapital #grantcardone #investing #investment #10x

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY

5,767 views

JANUARY 10

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"If you don't play by the wealthy rules, you're not going to benefit from the economy regardless of how good it is."
Grant Cardone
CARDONE CAPITAL
TEXT (305) 407-0276

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Cardone Capital

.
.
.

#CardoneCapital #Multifamilyinvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #quoteoftheday #cashflow #motivationalquotes

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME

1,089 likes

JANUARY 13

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THE VALUE OF
RANTCARDONE
CASH FLOW

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Cardone Capital

#MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #investing #cashflow #videooftheday #wealth #money #capital #bank #currency #gold #luxury #diamonds #platinum #silver #ruby
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS.

2,652 views
JANUARY 14

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‘



"I'm a firm believer if you go there in the mind you will go there in real life."
-GRANT CARDONE
TEXT (305) 407-0276
CARDONE CAPITAL

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Cardone Capital

#investor #investment #grantcardone #realestatelife #investing #quoteoftheday #cashflow #motivationalquotes #positivevibes #positive #positivequotes #quoteoftheday
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

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JANUARY 15

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CARDONE CAPITAL

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Cardone Capital

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #virtualreality #vr #google #vrglasses #cashflow #future #futuristic #videogames #modern
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

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CARDONE CAPITAL
INVESTOR OF THE WEEK
TEXT "INVEST"
(305) 407-0276

cardonecapitalofficial • Follow
Cardone Capital

#CardoneCapital #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #cashflow #investor #investoroftheweek
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR

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cardonecapitalofficial • Follow
Cardone Capital

.
See if your IRA & 401K qualifies.

Text or Call 305-407-0276.
.
.

#CardoneCapital
#MultifamilyInvesting #10xrule
#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife #cashflow
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME

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cardonecapitalofficial • Follow
San Francisco, California

#realestateinvesting #realestate
#investor #investment #grantcardone
#realestatelife #cashflow
Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES

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JANUARY 20

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CARDONE CAPITAL
Your greatness is limited only by **the investments you make in yourself**."
-GRANT CARDONE
VEST IN CARDONE CAPITAL TODAY!
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Cardone Capital
#motivationalquotes #cashflow #MultifamilyInvesting #10xrule #realestateinvesting #realestate #investor #investment #grantcardone #realestatelife #entrepreneurship #entrepreneurlife
Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED
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THE VALUE OF
SOCIAL MEDIA
@GRANTCARDONE
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Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS
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Melissa Harless

Admin · November 20, 2019

Another satisfied investor! Meet Joseph Layne; proudly invested since January 2018. Call or text us today to reserve your spot in one of our funds - 305.407.0276

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



Melissa Harless is with Grant Cardone.
Admin · November 27, 2019

Meet the Godon Family! They have been investing since January of 2018 and have $1.5 million with Cardone Capital. Call or text 305-407-0276 to start investing.

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

Grant Cardone
Admin · November 26, 2019

I want to give you a heads up on an amazing deal I am currently under contract to close. I have been trying to buy this market for almost a year now and finally have the one I want. Whole Foods within walking distance.

Many of you have missed out on our last deals.

Because this type of real estate cash flows and is so WELL LOCATED when I offer this opportunity it will go fast. The last ten deals we have offered have ALL been over-subscribed.

Before CardoneCapital.com this quality of real estate has NEVER been offered to the everyday person and reserved for institutions and the super-wealthy.

If you want to get involved complete your paperwork at CardoneCapital.com ....or call the office ...310-777-0255

Melissa Harless . Melissa@CardoneCapital.com

Register CardoneCapital.com

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.

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.




JLL



Grant Cardone
Admin · November 26, 2019

I want to give you a heads up on an amazing deal I am currently under contract to close. I have been trying to buy this market for almost a year now and finally have the one I want. Whole Foods within walking distance.

Many of you have missed out on our last deals.

Because this type of real estate cash flows and is so WELL LOCATED when I offer this opportunity it will go fast. The last ten deals we have offered have ALL been over-subscribed.

Before CardoneCapital.com this quality of real estate has NEVER been offered to the everyday person and reserved for institutions and the super-wealthy.

If you want to get involved complete your paperwork at CardoneCapital.com ....or call the office ...310-777-0255

Melissa Harless . Melissa@CardoneCapital.com

Register CardoneCapital.com

.

.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



Grant Cardone
Admin · December 2, 2019

Our newest deal should produce 7.8% cash flow

net of expenses. This will fill up before the end of December - move now I believe in this deal so much I already bought it.

CardoneCapital.com

.

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.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



Columbia Town Center
APARTMENT • HOMES
10360 Swift Stream Place | Columbia, Maryland 21044
531-Unit Luxury Apartment Community



Jessica Greaux
December 10, 2019

•••

Meet our investor, Magda Khalifa! She has recently invested $25K with us! 🙌

Magda is a combat veteran, business owner, speaker and published author who invested in Cardone Equity Fund V to further secure her future and has been collecting distributions since! ✌️❤️🏛️

Our offerings under Rule 506(c) are for accredited investors only.
FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.
For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
INVESTOR
OF THE WEEK
TEXT "INVEST"
TO (305) 407-0276

Melissa Harless is at **Cardone Capital**.

Admin · December 13, 2019 · Aventura

It's that time again!!! Who else loves the 15th?!?! ✌️❤️💸

#distributions #mailboxmoney #realestate #investing

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


I can now
INVE$T
IRA/401K

Melissa Harless is with Grant Cardone.
Admin · December 19, 2019

Call or text us today to find out how you can start earning passive income with Cardone Capital - 305.407.0276 ✌️❤️💸

#realestate #investingmadesimple #cashflow

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.



CARDONE CAPITAL
"I don't buy every real estate deal, but when I do I know it'll be cash flowing."
-Grant Cardone
THE MOST INTERESTING
REAL ESTATE INVESTOR IN THE WORLD.



Melissa Harless is with Justin Goff.

Admin · December 17, 2019

Meet our investors, The Goffs! Justin and Megan have a total of $137K invested in funds V & VI! 🙌

Justin said, "Our family invests with Cardone Capital because we believe in Grant's vision. His experience and success allow us to invest with confidence while receiving monthly cashflow and not taking us away from our successful network marketing business!"

Why wait?! ✌️❤️💸

#CardoneCapital #MultifamilyInvesting #10XLiving #testimonialtuesday

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE
CAPITAL
INVESTOR
OF THE WEEK

Melissa Harless is at Cardone Capital.
Admin · December 24, 2019 · Aventura

Meet our investor of the week, Andy Lin! Andy has invested with both his personal funds and through a self-directed IRA. Here is why he chose to invest with Cardone Capital.

"Grant Cardone's reputation and track record speak for themself. To be a co-owner with Grant, get monthly cash flow and tax advantages only real estate investing provides, it was a no brainer."

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Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, when filed, may be found at sec.gov or on our website at cardonecapital.com.


CARDONE CAPITAL
INVESTOR OF THE WEEK
TEXT "INVEST"



Melissa Harless shared a link.
Admin · January 6

Multifamily continues to be the best bet for investing. Call us today for more info. 305-407-0276 #invest #multifamily Cardone Capital

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.

.

Our offerings under Rule 506(c) are for accredited investors only.

FOR OUR CURRENT REGULATION A OFFERING, NO SALE MAY BE MADE TO YOU IN THIS OFFERING IF THE AGGREGATE PURCHASE PRICE YOU PAY IS MORE THAN 10% OF THE GREATER OF YOUR ANNUAL INCOME OR NET WORTH. DIFFERENT RULES APPLY TO ACCREDITED INVESTORS AND NON-NATURAL PERSONS. BEFORE MAKING ANY REPRESENTATION THAT YOUR INVESTMENT DOES NOT EXCEED APPLICABLE THRESHOLDS, WE ENCOURAGE YOU TO REVIEW RULE 251(D)(2)(I)(C) OF REGULATION A. FOR GENERAL INFORMATION ON INVESTING, WE ENCOURAGE YOU TO REFER TO WWW.INVESTOR.GOV.

For our anticipated Regulation A offering, until such time that the Offering Statement is qualified by the SEC, no money or consideration is being solicited, and if sent in response prior to qualification, such money will not be accepted. No offer to buy the securities can be accepted and no part of the purchase price can be received until the offering statement is qualified. Any offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time before notice of its acceptance given after the qualification date. A person's indication of interest involves no obligation or commitment of any kind. Our Offering Circular, which is part of the Offering Statement, may be found at www.cardonecapital.com/offering-1.



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Multifamily, Best Bet for Investment in 2020 | GlobeSt

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